                                                                     Exhibit 4.4



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                             Commerce Bancorp, Inc.

                         ------------------------------




                         ------------------------------

                                    INDENTURE

                           Dated as of March 11, 2002

                         ------------------------------




                              The Bank of New York


                              as Debenture Trustee


                         ------------------------------


                   JUNIOR SUBORDINATED CONVERTIBLE DEBENTURES




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

                                                  TABLE OF CONTENTS*

ARTICLE I           DEFINITIONS...................................................................................1
   SECTION 1.01         Definitions...............................................................................1

ARTICLE II          SECURITIES....................................................................................9
   SECTION 2.01         Forms Generally...........................................................................9
   SECTION 2.02         Execution and Authentication.............................................................10
   SECTION 2.03         Form and Payment.........................................................................10
   SECTION 2.04         Global Security..........................................................................10
   SECTION 2.05         Interest.................................................................................12
   SECTION 2.06         Transfer and Exchange....................................................................13
   SECTION 2.07         Replacement Securities...................................................................16
   SECTION 2.08         Temporary Securities.....................................................................16
   SECTION 2.09         Cancellation.............................................................................17
   SECTION 2.10         Defaulted Interest.......................................................................17
   SECTION 2.11         CUSIP Numbers............................................................................18

ARTICLE III         PARTICULAR COVENANTS OF THE CORPORATION......................................................18
   SECTION 3.01         Payment of Principal and Interest........................................................18
   SECTION 3.02         Offices for Notices and Payments, etc....................................................18
   SECTION 3.03         Appointments to Fill Vacancies in Debenture Trustee's Office.............................19
   SECTION 3.04         Provision as to Paying Agent.............................................................19
   SECTION 3.05         Certificate to Debenture Trustee.........................................................20
   SECTION 3.06         Compliance with Consolidation Provisions.................................................20
   SECTION 3.07         Limitation on Dividends..................................................................20
   SECTION 3.08         Covenants as to Commerce Capital Trust II................................................21
   SECTION 3.09         Payment of Expenses......................................................................21
   SECTION 3.10         Payment Upon Resignation or Removal......................................................22

ARTICLE IV          SECURITYHOLDERS' LISTS AND REPORTS BY THE CORPORATION AND THE DEBENTURE TRUSTEE..............22
   SECTION 4.01         Securityholders' Lists...................................................................22
   SECTION 4.02         Preservation and Disclosure of Lists.....................................................23
   SECTION 4.03         Reports by the Corporation...............................................................24
   SECTION 4.04         Reports by the Debenture Trustee.........................................................25

ARTICLE V           REMEDIES OF THE DEBENTURE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT....................25
   SECTION 5.01         Events of Default........................................................................25
   SECTION 5.02         Payment of Securities on Default; Suit Therefor..........................................27
   SECTION 5.03         Application of Moneys Collected by Debenture Trustee.....................................28
   SECTION 5.04         Proceedings by Securityholders...........................................................29
   SECTION 5.05         Proceedings by Debenture Trustee.........................................................30
   SECTION 5.06         Remedies Cumulative and Continuing.......................................................30
   SECTION 5.07         Direction of Proceedings and Waiver of Defaults by Majority of
                        Securityholders..........................................................................30
----------
*  This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

   SECTION 5.08         Notice of Defaults.......................................................................31
   SECTION 5.09         Undertaking to Pay Costs.................................................................32

ARTICLE VI          CONCERNING THE DEBENTURE TRUSTEE.............................................................32
   SECTION 6.01         Duties and Responsibilities of Debenture Trustee.........................................32
   SECTION 6.02         Reliance on Documents, Opinions, etc.....................................................33
   SECTION 6.03         No Responsibility for Recitals, etc......................................................35
   SECTION 6.04         Debenture Trustee, Authenticating Agent, Paying Agents, Transfer Agents
                        or Registrar May Own Securities..........................................................35
   SECTION 6.05         Moneys to be Held in Trust...............................................................35
   SECTION 6.06         Compensation and Expenses of Debenture Trustee...........................................35
   SECTION 6.07         Officers' Certificate as Evidence........................................................36
   SECTION 6.08         Conflicting Interest of Debenture Trustee................................................36
   SECTION 6.09         Eligibility of Debenture Trustee.........................................................37
   SECTION 6.10         Resignation or Removal of Debenture Trustee..............................................37
   SECTION 6.11         Acceptance by Successor Debenture Trustee................................................38
   SECTION 6.12         Succession by Merger, etc................................................................39
   SECTION 6.13         Limitation on Rights of Debenture Trustee as a Creditor..................................39
   SECTION 6.14         Co-trustees and Separate Trustees........................................................39
   SECTION 6.15         Authenticating Agents....................................................................41

ARTICLE VII         CONCERNING THE SECURITYHOLDERS...............................................................42
   SECTION 7.01         Action by Securityholders................................................................42
   SECTION 7.02         Proof of Execution by Securityholders....................................................42
   SECTION 7.03         Who Are Deemed Absolute Owners...........................................................43
   SECTION 7.04         Securities Owned by Corporation Deemed Not Outstanding...................................43
   SECTION 7.05         Revocation of Consents; Future Holders Bound.............................................43

ARTICLE VIII        SECURITYHOLDERS' MEETINGS....................................................................44
   SECTION 8.01         Purposes of Meetings.....................................................................44
   SECTION 8.02         Call of Meetings by Debenture Trustee....................................................44
   SECTION 8.03         Call of Meetings by Corporation or Securityholders.......................................44
   SECTION 8.04         Qualifications for Voting................................................................45
   SECTION 8.05         Regulations..............................................................................45
   SECTION 8.06         Voting...................................................................................45

ARTICLE IX          AMENDMENTS...................................................................................46
   SECTION 9.01         Without Consent of Securityholders.......................................................46
   SECTION 9.02         With Consent of Securityholders..........................................................47
   SECTION 9.03         Compliance with Trust Indenture Act; Effect of Supplemental Indentures...................48
   SECTION 9.04         Notation on Securities...................................................................49
   SECTION 9.05         Evidence of Compliance of Supplemental Indenture to be Furnished to
                        Debenture Trustee........................................................................49

ARTICLE X           CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE............................................49
   SECTION 10.01        Corporation May Consolidate, etc., on Certain Terms......................................49
   SECTION 10.02        Successor Corporation to be Substituted for Corporation..................................50
   SECTION 10.03        Opinion of Counsel to be Given to Debenture Trustee......................................50

ARTICLE XI          SATISFACTION AND DISCHARGE OF INDENTURE......................................................50
   SECTION 11.01        Discharge of Indenture...................................................................50
   SECTION 11.02        Deposited Moneys and U.S. Government Obligations to be Held in Trust by
                        Debenture Trustee........................................................................51
   SECTION 11.03        Paying Agent to Repay Moneys Held........................................................51
   SECTION 11.04        Return of Unclaimed Moneys...............................................................51
   SECTION 11.05        Defeasance Upon Deposit of Moneys or U.S. Government Obligations.........................52

ARTICLE XII         IMMUNITY OF INCORPORATORS, STOCKHOLDERS,  OFFICERS AND DIRECTORS.............................53
   SECTION 12.01        Indenture and Securities Solely Corporate Obligations....................................53

ARTICLE XIII        MISCELLANEOUS PROVISIONS.....................................................................53
   SECTION 13.01        Successors...............................................................................53
   SECTION 13.02        Official Acts by Successor Corporation...................................................53
   SECTION 13.03        Surrender of Corporation Powers..........................................................54
   SECTION 13.04        Addresses for Notices, etc...............................................................54
   SECTION 13.05        Governing Law............................................................................54
   SECTION 13.06        Evidence of Compliance with Conditions Precedent.........................................54
   SECTION 13.07        Business Days............................................................................55
   SECTION 13.08        Trust Indenture Act to Control...........................................................55
   SECTION 13.09        Table of Contents, Headings, etc.........................................................55
   SECTION 13.10        Execution in Counterparts................................................................55
   SECTION 13.11        Separability.............................................................................56
   SECTION 13.12        Assignment...............................................................................56
   SECTION 13.13        Acknowledgment of Rights.................................................................56

ARTICLE XIV         REDEMPTION OF SECURITIES.....................................................................56
   SECTION 14.01        Special Event Redemption.................................................................56
   SECTION 14.02        Optional Redemption by Corporation.......................................................57
   SECTION 14.03        No Sinking Fund..........................................................................57
   SECTION 14.04        Notice of Redemption; Selection of Securities............................................58
   SECTION 14.05        Payment of Securities Called for Redemption..............................................58
   SECTION 14.06        Conversion Arrangement on Call for Redemption............................................59

ARTICLE XV          SUBORDINATION OF SECURITIES..................................................................60
   SECTION 15.01        Agreement to Subordinate.................................................................60
   SECTION 15.02        Default on Senior Indebtedness...........................................................60
   SECTION 15.03        Liquidation; Dissolution; Bankruptcy.....................................................61
   SECTION 15.04        Subrogation..............................................................................62
   SECTION 15.05        Debenture Trustee to Effectuate Subordination............................................63
   SECTION 15.06        Notice by the Corporation................................................................63
   SECTION 15.07        Rights of the Debenture Trustee; Holders of Senior Indebtedness..........................64
   SECTION 15.08        Subordination May Not Be Impaired........................................................64

ARTICLE XVI         EXTENSION OF INTEREST PAYMENT PERIOD.........................................................65
   SECTION 16.01        Extension of Interest Payment Period.....................................................65
   SECTION 16.02        Notice of Extension......................................................................66

ARTICLE XVII        CONVERSION OF SECURITIES.....................................................................66
   SECTION 17.01        Conversion Rights........................................................................66

   SECTION 17.02        Conversion Procedures....................................................................68
   SECTION 17.03        Conversion Ratio Adjustments.............................................................71
   SECTION 17.04        Share Exchange, Consolidation, Merger or Sale of Assets..................................76
   SECTION 17.05        Notice of Adjustments of Conversion Ratio................................................76
   SECTION 17.06        Prior Notice of Certain Events...........................................................77
   SECTION 17.07        Debenture Trustee Not Responsible For Determining Conversion Ratio Or
                        Adjustments..............................................................................78


TESTIMONIUM......................................................................................................63
SIGNATURES.......................................................................................................63
EXHIBIT A.......................................................................................................A-1

         THIS INDENTURE, dated as of March 11, 2002, between Commerce Bancorp, Inc., a New Jersey corporation (hereinafter sometimes called the "Corporation"), and The Bank of New York, a New York banking corporation, as debenture trustee (hereinafter sometimes called the "Debenture Trustee"),

                              W I T N E S S E T H :

         In consideration of the premises, and the purchase of the Securities by the holders thereof, the Corporation covenants and agrees with the Debenture Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01      Definitions.

         The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Declaration: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Preferred Securities; (vi) Direct Action; and (vii) Distributions. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

         "Additional Sums" shall have the meaning set forth in Section 2.05(c).

         "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Authenticating Agent" shall mean any agent or agents of the Debenture Trustee which at the time shall be appointed and acting pursuant to Section 6.15.

         "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" shall mean either the Board of Directors of the Corporation or any duly authorized committee of that board.

         "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Debenture Trustee.

         "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

         "Closing Price" with respect to any securities on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) or, if the security is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

         "Commerce Capital Trust II" or the "Trust" shall mean Commerce Capital Trust II, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

         "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" shall mean undivided beneficial interests in the assets of the Trust which are designated as "Common Securities" and rank pari passu with Preferred Securities issued by the Trust, subject to the terms of the Declaration.

         "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Corporation or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         "Compounded Interest" shall have the meaning set forth in Section
16.01.

         "Conversion Price" shall mean the quotient obtained by dividing $50.00 by the Conversion Ratio and rounding the result to four decimal places.

         "Conversion Ratio" shall have the meaning set forth in Section
17.01(a).

         "Conversion Request" means (a) the irrevocable request to be given by a Securityholder to the Conversion Agent directing the Conversion Agent to convert the Securities into shares of Common Stock and (b) the irrevocable request to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such stock on behalf of such holder.

         "Corporation" shall mean Commerce Bancorp, Inc., a New Jersey corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

         "Corporation Request" or "Corporation Order" shall mean a written request or order signed in the name of the Corporation by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Corporation, and delivered to the Debenture Trustee.

         "Current Market Price" shall have the meaning set forth in Section 17.03(f).

         "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         "Debenture Trustee" shall mean the Person identified as "Debenture Trustee" in the first paragraph hereof, and, subject to the provisions of
Article VI hereof, shall also include its successors and assigns as Debenture Trustee hereunder.

         "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of March 11, 2002, as amended from time to time.

         "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" shall have the meaning set forth in Section 2.10.

         "Deferred Interest" shall have the meaning set forth in Section 16.01.

         "Definitive Securities" shall mean those Securities issued in fully registered certificated form not otherwise in global form.

         "Depositary" shall mean, with respect to the Securities, for which the Corporation shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to Section 2.04(d).

         "Dissolution Event" means the liquidation of the Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

         "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Extended Interest Payment Period" shall have the meaning set forth in
Section 16.01.

         "Federal Reserve" shall mean the Board of Governors of the Federal Reserve System.

         "Global Security" means, with respect to the Securities, a Security executed by the Corporation and delivered by the Debenture Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

         "Indebtedness" shall mean, whether recourse is to all or a portion of the assets of the Corporation and whether or not contingent, (i) every obligation of the Corporation for money borrowed; (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Corporation with respect to letters of credit, banker's acceptances or similar facilities issued for the account of the Corporation; (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Corporation; (vi) all indebtedness of the Corporation whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and
(vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

         "Indebtedness Ranking on a Parity with the Securities" shall mean (i) Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks equally with and not prior or senior to the Securities in the right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation, and (ii) all other debt securities, and guarantees in respect of those debt securities, issued to any trust other than the Trust, or a trustee of such trust, partnership or other entity affiliated with the Corporation, that is a financing vehicle of the Corporation (a "financing entity") in connection with the issuance by such financing entity of equity securities or other securities guaranteed by the Corporation pursuant to an instrument that ranks pari passu in right of payment to the Trust Securities Guarantee. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities.

         "Indebtedness Ranking Junior to the Securities" shall mean any Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking Junior to the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Securities.

         "Indenture" shall mean this instrument as originally executed or, if amended as herein provided, as so amended.

         "Interest" shall mean, without duplication, all interest payable hereunder on the principal at the Coupon Rate plus Compounded Interest, Liquidated Damages and Additional Sums, if any, that may be payable on the Securities pursuant to the terms of the Indenture, and other amounts payable hereunder with respect to any overdue installment of principal or Interest.

         "Interest Payment Date" shall have the meaning set forth in Section 2.05(a).

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in such case as amended from time to time.

         "Investment Company Event" means the receipt by the Corporation and the Trust of an opinion of independent securities counsel, experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, any laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of any applicable regulatory agency or authority or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, that the Trust is, or within 90 days of the opinion will be considered an "investment company" that is required to be registered under the Investment Company Act.

         "Like Amount" means (i) with respect to a redemption of the Trust Securities, Trust Securities having a liquidation amount equal to the principal amount of Securities to be paid in accordance with their terms and (ii) with respect to a distribution of Securities upon the liquidation of the Trust, Securities having a principal amount equal to the liquidation amount of the Trust Securities of the holder to whom Securities are distributed.

         "Liquidated Damages" shall shall mean Liquidated Damages as defined in the Registration Rights Agreement, dated as of March 11, 2002, among the Corporation, the Trust and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the other initial purchasers named therein; provided however, that Liquidated Damages shall be due and payable only at the times, in the amounts and to the Persons as provided in the Registration Rights Agreement.

         "Maturity Date" shall mean March 11, 2032.

         "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         "Non Book-Entry Preferred Securities" shall have the meaning set forth in Section 2.04(a)(ii).

         "Officers" shall mean any of the Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Corporation.

         "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Debenture Trustee.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Corporation, and who shall be reasonably acceptable to the Debenture Trustee.

         "Other Debentures" means all junior subordinated debentures issued by the Corporation from time to time and sold to trusts established or to be established by the Corporation (if any), in each case similar to the Trust.

         "Other Guarantees" means all guarantees to be issued by the Corporation with respect to preferred securities (if any) and issued to other trusts established or to be established by the Corporation (if any), in each case similar to the Trust.

         The term "outstanding" when used with reference to the Securities, shall mean, subject to the provisions of Section 7.04, as of any particular time, all Securities authenticated and delivered by the Debenture Trustee or the Authenticating Agent under this Indenture, except

                  (a) Securities theretofore cancelled by the Debenture Trustee or the Authenticating Agent or delivered to the Debenture Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Debenture Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as set forth in Article XIV or provision satisfactory to the Debenture Trustee shall have been made for giving such notice; and

                  (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.07 unless proof satisfactory to the Corporation and the Debenture Trustee is presented that any such Securities are held by bona fide holders in due course.

         "Person" or "persons" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Preferred Securities" shall mean undivided beneficial interests in the assets of the Trust which are designated as "Preferred Securities" and rank pari passu with the Common Securities issued by the Trust, subject to the terms of the Declaration.

         "Principal Office of the Debenture Trustee," or other similar term, shall mean the office of the Debenture Trustee, at which at any particular time its corporate trust business shall be administered.

         "Property Trustee" shall have the same meaning as set forth in the Declaration.

         "Purchase Agreement" shall mean the Purchase Agreement, dated as of March 6, 2002, among the Corporation, the Trust and the initial purchasers named therein.

         "Redemption Date" or "redemption date" or "date fixed for redemption," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" shall mean an amount equal to 100% of the principal amount of Securities to be redeemed plus accrued and unpaid Interest thereon to the date of such redemption.

         "Regulatory Capital Event" means that the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, any laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of any applicable regulatory agency or authority or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, the Preferred Securities do not constitute, or within 90 days of the date of the opinion, will not constitute, Tier 1 Capital (or its then equivalent if the Corporation were subject to such Capital Requirement); provided, however, that the distribution of the Securities in connection with the liquidation of the Trust by the Corporation, as sponsor, shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

         "Responsible Officer" shall mean any officer of the Debenture Trustee's corporate trust department with direct responsibility for the administration of the Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" or "Security" mean any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securityholder" "holder of Securities", or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Corporation or the Debenture Trustee for that purpose in accordance with the terms hereof.

         "Security Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Debenture Trustee pursuant to Section 4.01, and
(ii) following a Dissolution Event, any security register maintained by a security registrar for the Securities appointed by the Corporation following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.06(a).

         "Senior Indebtedness" shall mean the principal of (and premium, if any) and interest, if any, on all Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

         "Special Event" means either an Investment Company Event, a Regulatory Capital Event or a Tax Event.

         "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         "Tax Event" shall mean the receipt by the Corporation and the Trust of an opinion of, independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, change in or announced prospective change in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest received or accrued on the Securities, (ii) interest payable by the Corporation on the Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trading Days" with respect to the Corporation's Common Stock means (a) if the Corporation's Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (b) if the Corporation's Common Stock is quoted on The Nasdaq Stock Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03; provided, however, that, in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act as so amended.

         "Trust Securities" shall mean the Preferred Securities and the Common Securities, collectively.

         "Trust Securities Guarantee" shall mean any guarantee that the Corporation may enter into with The Bank of New York or other Persons that operates directly or indirectly for the benefit of holders of Preferred Securities and the Common Securities, if any.

         "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                   ARTICLE II
                                   SECURITIES

SECTION 2.01      Forms Generally

         The Securities and the Debenture Trustee's certificate of authentication shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Corporation is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issued in denominations of $50 and integral multiples thereof.

SECTION 2.02      Execution and Authentication

         One Officer shall sign the Securities for the Corporation by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Debenture Trustee. The signature of the Debenture Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Debenture Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

         The Debenture Trustee shall, upon a Corporation Order, authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed, $206,185,600 aggregate principal amount of the Securities.

SECTION 2.03      Form and Payment

         Except as provided in Section 2.04, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of and Interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Corporation maintained for such purpose under Section 3.02; provided, however, that payment of Interest with respect to Securities (other than a Global Security) may be made at the option of the Corporation (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of and Interest on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

SECTION 2.04      Global Security

                  (a) In connection with a Dissolution Event,

                      (i) if any Preferred Securities are held in book-entry form, a Like Amount of Definitive Securities shall be presented to the Debenture Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.06), to be registered in the name of the Depositary, or its nominee, and delivered by the Debenture Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Corporation upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Debenture Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

                      (ii) if any Preferred Securities are held in certificated form, the related Definitive Securities may be presented to the Debenture Trustee by the Property Trustee and any Preferred Security certificate which represents Preferred Securities other than Preferred Securities in book-entry form ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Securities presented to the Debenture Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the security registrar for the Securities for transfer or reissuance, at which time such Preferred Security certificates will be cancelled and a Security, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security certificate cancelled, will be executed by the Corporation and delivered to the Debenture Trustee for authentication and delivery in accordance with this Indenture. Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Debenture Trustee will be cancelled.

                  (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, conversions and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Debenture Trustee, in accordance with instructions given by the Corporation as required by this Section 2.04.

                  (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.

                  (d) If at any time the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation will execute, and the Debenture Trustee, upon receipt of a Corporation Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Corporation may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Corporation shall execute, and subject to Section 2.07, the Debenture Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation and a Corporation Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global

Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be cancelled by the Debenture Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debenture Trustee. The Debenture Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

SECTION 2.05      Interest

                  (a) Each Security will bear interest at the rate of 5.95% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from March 11, 2002, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of Interest, compounded quarterly, payable (subject to the provisions of Article
XVI) quarterly in arrears on June 15, September 15, December 15 and March 15 of each year (each, an "Interest Payment Date") commencing on June 15, 2002, to the Person in whose name such Security or any Predecessor Security is registered, as of 5:00 p.m., New York City time on the regular record date for such interest installment, which shall be the first day of the month, whether or not a Business Day, in which the relevant Interest Payment Date occurs (or would have occurred but for fact that the Interest Payment Date was not a Business Day).

                  (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter that a full quarterly period will be computed on the basis of a 30-day month, and for any period less than a full calendar month, the number of days elapsed per 30-day month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of Interest payable on such date will be made on the next succeeding day which is a Business Day (and without any Interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (c) If at any time the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature, other than withholding taxes, imposed by the United States, or any other taxing authority, then the Corporation will be required to pay additional amounts on the Securities. The additional amounts will be sufficient so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed. The intention of this clause is that the Trust will be in the same position it would have been if it did not have to pay such taxes, duties, assessments or other charges. The amounts payable pursuant to this paragraph are referred to as "Additional Sums."

SECTION 2.06      Transfer and Exchange

                  (a) To permit registrations of transfers, the Corporation shall execute and the Debenture Trustee shall authenticate Definitive Securities and Global Securities at the request of the security registrar for the Securities. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

         No service charge shall be made to a holder for any registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         The Corporation shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Securities selected for redemption in whole or in part except, in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

         Prior to due presentment for the registration of a transfer of any Security, the Debenture Trustee, the Corporation and any agent of the Debenture Trustee or the Corporation may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and Interest on such Securities, and none of the Debenture Trustee, the Corporation and any agents of the Debenture Trustee or the Corporation shall be affected by notice to the contrary.

                  (b) Every Security that bears or is required under this
Section 2.6(b) to bear the legend set forth in this Section 2.6(b) (together with any Common Stock issued upon conversion of the Securities and required to bear the legend set forth in Section 2.6(c), collectively, the "Restricted Securities") or Section 2.6(c), as the case may be, shall be subject to the restrictions on transfer set forth in this Section 2.6(b) or Section 2.6(c), as the case may be, (including those set forth in the legends set forth below) unless such restrictions on transfer shall be waived by written consent of the Corporation, and the Holder of each such Restricted Security, by such Holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.6(b) and 2.6(c), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

         Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) and provided that the holder has not been an Affiliate of the Company at any time during the three-month period preceding such date, any certificate evidencing such Security and all Securities issued in exchange therefor or substitution thereof (other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.6(c), if applicable) shall bear a legend in substantially the following form, unless such Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Corporation in writing, with written notice thereof to the Trustee:

         THIS SECURITY AND THE UNDERLYING SHARES OF COMMERCE BANCORP, INC. COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF UNDERLYING COMMERCE BANCORP, INC. COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH COMMERCE BANCORP, INC. OR ANY AFFILIATE OF COMMERCE BANCORP, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY
(A) TO COMMERCE BANCORP, INC. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO COMMERCE BANCORP, INC.'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         BY ITS ACQUISITION OF THIS CERTIFICATE THE HOLDER REPRESENTS THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER SIMILAR RETIREMENT PLAN OR ARRANGEMENT, WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR ANY SIMILAR LAWS OR REGULATIONS) OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY SUCH PLANS AND ARRANGEMENTS (EACH, A "PLAN") AND NO PART OF THE ASSETS TO BE USED BY THE HOLDER TO ACQUIRE AND/OR HOLD THIS CERTIFICATE OR ANY INTEREST THEREIN CONSTITUTES PLAN ASSETS OF ANY PLAN OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY OTHER APPLICABLE LAWS AND REGULATIONS THAT ARE SIMILAR TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

         (c) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of such Security shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Corporation in writing with written notice thereof to the transfer agent:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH COMMERCE BANCORP, INC. OR ANY AFFILIATE OF COMMERCE BANCORP, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO COMMERCE BANCORP, INC. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO COMMERCE BANCORP INC.'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY

SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM PROVIDED BY COMMERCE BANCORP, INC. UPON REQUEST IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

SECTION 2.07      Replacement Securities

         If any mutilated Security is surrendered to the Debenture Trustee, or the Corporation and the Debenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Corporation shall issue and the Debenture Trustee shall authenticate a replacement Security if the Debenture Trustee's and the Corporation's requirements, as the case may be, for replacements of Securities are met. An indemnity bond must be supplied by the holder that is sufficient in the judgment of the Debenture Trustee and the Corporation to protect the Corporation, the Debenture Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Corporation or the Debenture Trustee may charge for its expenses in replacing a Security.

         Every replacement Security is an obligation of the Corporation and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.08      Temporary Securities

         Pending the preparation of Definitive Securities, the Corporation may execute, and upon Corporation Order the Debenture Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Corporation shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Corporation for such purpose pursuant to Section
3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute, and the Debenture Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

SECTION 2.09      Cancellation

         The Corporation at any time may deliver Securities to the Debenture Trustee for cancellation. The Debenture Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement, conversion or cancellation and shall retain or destroy cancelled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Corporation directs them to be returned to it. The Corporation may not issue new Securities to replace Securities that have been redeemed, converted or paid (except to evidence any portion that has not been redeemed, converted or paid) or that have been delivered to the Debenture Trustee for cancellation.

SECTION 2.10      Defaulted Interest

         Any Interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (a) or clause (b) below:

                  (a) The Corporation may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Debenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment (which date shall be sufficiently in advance of such notice to permit the Debenture Trustee time to take the actions contemplated by this Section 2.10), and at the same time the Corporation shall deposit with the Debenture Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debenture Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Debenture Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debenture Trustee of the notice of the proposed payment. The Debenture Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date.

Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                  (b) The Corporation may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Debenture Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debenture Trustee.

SECTION 2.11      CUSIP Numbers

         The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Debenture Trustee shall use "CUSIP" numbers in notices of redemption or conversion as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or conversion and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or conversion shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Debenture Trustee of any change in the CUSIP numbers.

                                   ARTICLE III
                     PARTICULAR COVENANTS OF THE CORPORATION

SECTION 3.01      Payment of Principal and Interest

         The Corporation covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and Interest on the Securities at the place, at the respective times and in the manner provided herein. Except as provided in Section 2.03, each installment of Interest on the Securities may be paid by mailing checks for such Interest payable to the order of the holders of Securities entitled thereto as they appear in the Security Register. The Corporation further covenants to pay any and all amounts, including, without limitation, Additional Sums, as may be required pursuant to Section 2.05(c), Liquidated Damages, as may be required pursuant to the Registration Rights Agreement, and Compounded Interest, as may be required pursuant to Section 16.01.

SECTION 3.02      Offices for Notices and Payments, etc

         So long as any of the Securities remain outstanding, the Corporation will maintain in New York, New York, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the

Corporation in respect of the Securities or of this Indenture may be served. The Corporation will give to the Debenture Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Corporation in a notice to the Debenture Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Debenture Trustee. In case the Corporation shall fail to maintain any such office or agency in New York, New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Debenture Trustee.

         In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies outside New York, New York, where the Securities may be presented for payment, registration of transfer and for exchange in the manner provided in this Indenture, and the Corporation may from time to time rescind such designation, as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in New York, New York, for the purposes above mentioned. The Corporation will give to the Debenture Trustee prompt written notice of any such designation or rescission thereof.

SECTION 3.03      Appointments to Fill Vacancies in Debenture Trustee's Office.

         The Corporation, whenever necessary to avoid or fill a vacancy in the office of Debenture Trustee, will appoint, in the manner provided in Section 6.10, a Debenture Trustee, so that there shall at all times be a Debenture Trustee hereunder.

SECTION 3.04      Provision as to Paying Agent

                  (a) If the Corporation shall appoint a paying agent other than the Debenture Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Debenture Trustee an instrument in which such agent shall agree with the Debenture Trustee, subject to the provision of this Section 3.04,

                      (i) that it will hold all sums held by it as such agent for the payment of the principal of or Interest on the Securities (whether such sums have been paid to it by the Corporation or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities; and

                      (ii) that it will give the Debenture Trustee notice of any failure by the Corporation (or by any other obligor on the Securities) to make any payment of the principal of or Interest on the Securities when the same shall be due and payable.

                  (b) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of or Interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or Interest so becoming due and will notify the Debenture Trustee of any failure to take such action and of any failure by the Corporation (or by any other obligor under the Securities) to make any payment of the principal of or Interest on the Securities when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Debenture Trustee all sums held in trust for such Securities by the Debenture Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Debenture Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
3.04 is subject to Sections 11.03 and 11.04.

SECTION 3.05      Certificate to Debenture Trustee

         The Corporation will deliver to the Debenture Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Corporation, stating that in the course of the performance by the signers of their duties as officers of the Corporation they would normally have knowledge of any Default by the Corporation in the performance of any covenants contained herein, stating whether or not they have knowledge of any such Default and, if so, specifying each such Default of which the signers have knowledge and the nature thereof. For purposes of this Section 3.05, Default shall be determined without regard to any period of grace or requirement of notice provided for herein.

SECTION 3.06      Compliance with Consolidation Provisions

         The Corporation will not, while any of the Securities remain outstanding, consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties to any Person, and no Person may consolidate with or merge into the Corporation or convey, transfer or lease all or substantially all of its properties to the Corporation, unless the provisions of Article X hereof are complied with.

SECTION 3.07      Limitation on Dividends

         The Corporation will not, and will not permit any of its Subsidiaries to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of Common Stock, (b) any declaration of a dividend in connection with the implementation of, a shareholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Trust Securities Guarantee,
(d) a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional shares resulting from a reclassification of the Corporation's capital stock, (f) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (g) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) an event has occurred with the giving of notice or the lapse of time, or both, would constitute an Event of Default and the Corporation has not taken reasonable steps to cure the event, (2) the Corporation shall be in default with respect to its payment obligations under the Trust Securities Guarantee or (3) the Corporation shall have given notice of its election of the exercise of its right to extend the Interest payment period pursuant to Section 16.01 and has not rescinded the notice, or any such extension shall be continuing.

SECTION 3.08      Covenants as to Commerce Capital Trust II

         In the event Securities are issued to the Trust or a trustee of such trust in connection with the issuance of Trust Securities by the Trust, for so long as such Trust Securities remain outstanding, the Corporation: (a) will maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any successor of the Corporation, permitted pursuant to Article X, may succeed to the Corporation's ownership of such Common Securities, (b) will use commercially reasonable efforts to cause the Trust to remain a statutory business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of the Trust; (c) will not voluntarily terminate, wind-up or liquidate the Trust, except in connection with (i) a distribution of the Securities to the holders of the Preferred Securities in liquidation of the Trust, (ii) the redemption of all of the Preferred Securities and Common Securities issued by the Trust, (iii) in connection with mergers, consolidations or amalgamations, in each case as permitted by the Declaration; (d) will use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust to remain classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes; and (e) will use its reasonable efforts to ensure that the Trust will not be an "investment company" for purposes of the Investment Company Act of 1940.

SECTION 3.09      Payment of Expenses

         The Corporation, in its capacity as borrower with respect to the Securities, shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities and the Trust Securities, including commissions to the initial purchasers payable pursuant to the Purchase Agreement and compensation of the Debenture Trustee in accordance with the provisions of
Section 6.06;

                  (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchasers in connection therewith), the fees and expenses of the Property Trustee, the Delaware Trustee and the Administrative Trustees, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

                  (c) be primarily and fully liable for any indemnification obligations arising with respect to the Declaration;

                  (d) pay any and all taxes duties, assessments and other governmental charges imposed on the Trust by the United States or any other taxing authority and all liabilities, costs and expenses with respect to such taxes of the Trust; and

                  (e) pay all other fees, expenses, debts and obligations (other than in respect of the Trust Securities) related to the Trust.

SECTION 3.10      Payment Upon Resignation or Removal

                  Upon termination of this Indenture or the removal or resignation of the Debenture Trustee, unless otherwise stated, the Corporation shall pay to the Debenture Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.7 of the Declaration, the Corporation shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.

                                   ARTICLE IV
                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                      CORPORATION AND THE DEBENTURE TRUSTEE

SECTION 4.01      Securityholders' Lists

         The Corporation covenants and agrees that it will furnish or cause to be furnished to the Debenture Trustee:

                  (a) on each regular record date for the Securities, a list, in such form as the Debenture Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

                  (b) at such other times as the Debenture Trustee may request in writing, within 30 days after the receipt by the Corporation, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Debenture Trustee is in possession thereof by reason of its acting as security registrar for the Securities.

SECTION 4.02      Preservation and Disclosure of Lists

                  (a) The Debenture Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Debenture Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Debenture Trustee and furnish to the Debenture Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities or with holders of all Securities with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Debenture Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

                      (i) afford such applicants access to the information preserved at the time by the Debenture Trustee in accordance with the provisions of subsection (a) of this
                      Section 4.02, or

                      (ii) inform such applicants as to the approximate number of holders of all Securities, whose names and addresses appear in the information preserved at the time by the Debenture Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Debenture Trustee shall elect not to afford such applicants access to such information, the Debenture Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Debenture Trustee in accordance with the provisions of subsection (a) of this Section 4.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Debenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Debenture Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Debenture Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Debenture Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Debenture Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Corporation and the Debenture Trustee that neither the Corporation nor the Debenture Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Debenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 4.03      Reports by the Corporation

                  (a) The Corporation covenants and agrees to file with the Debenture Trustee, within 15 days after the date on which the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Debenture Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Corporation covenants and agrees to file with the Debenture Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Corporation covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security Register, within 30 days after the filing thereof with the Debenture Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (d) Delivery of such reports, information and documents to the Debenture Trustee is for informational purposes only and the Debenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Debenture Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04      Reports by the Debenture Trustee

                  (a) The Debenture Trustee shall transmit to Securityholders such reports concerning the Debenture Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Debenture Trustee shall, within sixty days after May 15th of each year following the date of this Indenture, commencing May 15, 2002, deliver to Securityholders a brief report, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Debenture Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Debenture Trustee when the Securities are listed on any stock exchange.

                                    ARTICLE V
         REMEDIES OF THE DEBENTURE TRUSTEE AND SECURITYHOLDERS ON EVENT
                                   OF DEFAULT

SECTION 5.01      Events of Default

         One or more of the following events of default shall constitute an Event of Default hereunder (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any Interest on the Securities, whether or not such payment is prohibited by the subordination provisions of
Article XV, or any Other Debentures when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an Interest payment period by the Corporation in accordance with the terms hereof shall not constitute a default in the payment of Interest for this purpose; or

                  (b) default in the payment of any principal of the Securities (whether or not such payment is prohibited by the subordination provisions of Article XV) or any Other Debentures when due whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

                  (c) default in the performance, or breach, of any covenant of the Corporation in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Debenture Trustee or to the Corporation and the Debenture Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (e) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (f) the voluntary or involuntary dissolution, winding-up, or termination of the Trust, except in connection with (i) the distribution of the Securities to the holders of the Trust Securities in liquidation of the Trust upon the Corporation's receipt of all required regulatory approvals, (ii) the redemption or conversion of all outstanding Trust Securities of the Trust and
(iii) mergers, consolidations or amalgamations in accordance with the terms and conditions set forth in Section 3.15 of the Declaration.

         If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Debenture Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Debenture Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable. If the Debenture Trustee or the holders of Securities do not make such a declaration, the holders of at least 25% in aggregate liquidation amount of the Preferred Securities will have such right.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Corporation shall pay or shall deposit with the Debenture Trustee a sum sufficient to pay (A) all matured installments of Interest upon all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of Interest, at the Coupon Rate to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover compensation due to the Debenture Trustee and each predecessor Debenture Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.06, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Corporation and to the Debenture Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or shall impair any right consequent thereon. If the Holders of the Securities fail to annul such declaration and waive such Default, the holders of a majority in aggregate liquidation amount of the Preferred Securities shall have such right.

         In case the Debenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Debenture Trustee, then and in every such case the Corporation, the Debenture Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Debenture Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

SECTION 5.02      Payment of Securities on Default; Suit Therefor

         The Corporation covenants that (a) in case Default shall be made in the payment of any installment of Interest upon any of the Securities as and when the same shall become due and payable, and such Default shall have continued for a period of 30 days, or (b) in case Default shall be made in the payment of the principal on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon redemption or by declaration or otherwise, then, upon demand of the Debenture Trustee, the Corporation will pay to the Debenture Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal or Interest or both, as the case may be, with interest upon the overdue principal (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by the Trust or a trustee of such trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) and upon the overdue installments of Interest at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Debenture Trustee, its agents, attorneys and counsel, and any other amount due to the Debenture Trustee pursuant to Section 6.06.

         In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Debenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on the Securities and collect in the manner provided by law out of the property of the Corporation or any other obligor on the Securities, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any other similar judicial proceedings relative to the Corporation or other obligor upon the Securities, or to the creditors or property of the Corporation or such other obligor, the Debenture Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debenture Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and Interest owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Debenture Trustee (including any claim for amounts due to the Debenture Trustee pursuant to 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Corporation or any other obligor on the Securities, or to the creditors or property of the Corporation or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Debenture Trustee, and, in the event that the Debenture Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Debenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Debenture Trustee, each predecessor Debenture Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Debenture Trustee pursuant to Section 6.06.

         Nothing herein contained shall be construed to authorize the Debenture Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Debenture Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Debenture Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Debenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

         In any proceedings brought by the Debenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Debenture Trustee shall be a party) the Debenture Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

SECTION 5.03      Application of Moneys Collected by Debenture Trustee

         Any moneys collected by the Debenture Trustee shall be applied in the following order, at the date or dates fixed by the Debenture Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses of collection applicable to the Securities and all other amounts due to the Debenture Trustee under Section 6.06;

         Second: To the payment of all Senior Indebtedness of the Corporation if and to the extent required by Article XV;

         Third: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities for principal of and Interest on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal and Interest, respectively; and

         Fourth: To the Corporation.

SECTION 5.04      Proceedings by Securityholders

         No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Debenture Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Debenture Trustee to institute such action, suit or proceeding in its own name as Debenture Trustee hereunder and shall have offered to the Debenture Trustee such indemnity reasonably satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Debenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Debenture Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

         Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of and Interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Debenture Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Debenture Trustee shall be entitled to such relief as can be given either at law or in equity.

         The Corporation and the Debenture Trustee acknowledge that pursuant to the Declaration, the holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a Direct Action with respect to any Event of Default under this Indenture and the Securities.

SECTION 5.05      Proceedings by Debenture Trustee

         In case an Event of Default occurs with respect to Securities and is continuing, the Debenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Debenture Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Debenture Trustee by this Indenture or by law.

SECTION 5.06      Remedies Cumulative and Continuing

         All powers and remedies given by this Article V to the Debenture Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Debenture Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Debenture Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Debenture Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Debenture Trustee or by the Securityholders.

SECTION 5.07 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders

         The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee; provided, however, that (subject to the provisions of Section 6.01) the Debenture Trustee shall have the right to decline to follow any such direction if the Debenture Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Debenture Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Debenture Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Debenture Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in the payment of principal of or Interest on any of the Securities (unless such Default has been cured and a sum sufficient to pay all matured installments of Interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected; provided, however, that if the Securities are held by the Property Trustee, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities shall have consented to such waiver or modification to such waiver; provided further, that where a consent under this Indenture would require the consent of holders of more than a majority of the aggregate of the Securities, such waiver shall not be effective until the holders of at least the same proportion in the aggregate stated liquidation amount of Trust Securities shall have consented to such waiver. Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Debenture Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said Default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

SECTION 5.08      Notice of Defaults

                  (a) The Debenture Trustee shall, within 90 days after the occurrence of a Default with respect to the Securities actually known to a Responsible Officer of the Debenture Trustee, mail to all Securityholders, as the names and addresses of such holders appear upon the Security Register, notice of all Defaults known to the Debenture Trustee, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.08 being hereby defined to be any of the events specified in clauses (a), (b), (c), (d), (e) and (f) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of Default in the payment of the principal of or Interest on any of the Securities, the Debenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Debenture Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any Default of the character specified in Section 5.01(c), no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof, but shall be given within 90 days after such occurrence.

                  (b) Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Debenture Trustee, the Debenture Trustee shall transmit notice of such Event of Default to all Securityholders as their names and addresses appear on the Security Register, unless such Event of Default shall have been cured or waived.

SECTION 5.09      Undertaking to Pay Costs

         All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Debenture Trustee for any action taken or omitted by it as Debenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Debenture Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in aggregate principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or Interest on any Security against the Corporation on or after the same shall have become due and payable.

                                   ARTICLE VI
                        CONCERNING THE DEBENTURE TRUSTEE

SECTION 6.01      Duties and Responsibilities of Debenture Trustee

         With respect to the holders of the Securities issued hereunder, the Debenture Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Debenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Debenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred,

                      (i) the duties and obligations of the Debenture Trustee shall be determined solely by the express provisions of this Indenture, and the Debenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Debenture Trustee; and

                      (ii) in the absence of bad faith on the part of the Debenture Trustee, the Debenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Debenture Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Debenture Trustee, the Debenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (b) the Debenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Debenture Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Debenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Debenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

SECTION 6.02      Reliance on Documents, Opinions, etc.

         Except as otherwise provided in Section 6.01:

                  (a) the Debenture Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Corporation mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Debenture Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Corporation;

                  (c) the Debenture Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Debenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Debenture Trustee security or indemnity reasonably satisfactory to the Debenture Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Debenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Debenture Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (f) the Debenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of a majority in aggregate principal amount of the outstanding Securities; provided, however, that if the payment within a reasonable time to the Debenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Debenture Trustee, not reasonably assured to the Debenture Trustee by the security afforded to it by the terms of this Indenture, the Debenture Trustee may require indemnity reasonably satisfactory to the Debenture Trustee against such expense or liability as a condition to so proceeding;

                  (g) the Debenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Debenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

                  (h) the Debenture Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless (1) such Default is a Default under Sections 5.01(a) (other than a Default with respect to the payment of Compounded Interest, Liquidated Damages or Additional
Sums) and 5.01(b) of the Indenture, (2) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (3) written notice of such Default or Event of Default shall have been given to the Debenture Trustee by the Corporation or any other obligor on the Securities or by any holder of the Securities;

                  (i) the Debenture Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or willful misconduct and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (j) the rights, privileges, protections, immunities and benefits given to the Debenture Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Debenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (k) the Debenture Trustee may request that the Corporation deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

SECTION 6.03      No Responsibility for Recitals, etc

         The recitals contained herein and in the Securities (except in the certificate of authentication of the Debenture Trustee or the Authenticating Agent) shall be taken as the statements of the Corporation, and the Debenture Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Debenture Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Debenture Trustee and the Authenticating Agent shall not be accountable for the use or application by the Corporation of any Securities or the proceeds of any Securities authenticated and delivered by the Debenture Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

SECTION 6.04 Debenture Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities

         The Debenture Trustee or any Authenticating Agent or any paying agent or any transfer agent or any security registrar for the Securities, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Debenture Trustee, Authenticating Agent, paying agent, transfer agent or security registrar for the Securities.

SECTION 6.05      Moneys to be Held in Trust

         Subject to the provisions of Section 11.04, all moneys received by the Debenture Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Debenture Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Corporation.

SECTION 6.06      Compensation and Expenses of Debenture Trustee

         The Corporation, as issuer of Securities under this Indenture, covenants and agrees to pay to the Debenture Trustee from time to time, and the Debenture Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Corporation and the Debenture Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Debenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debenture Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify each of the Debenture Trustee or any predecessor Debenture Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Debenture Trustee) incurred without negligence or bad faith on the part of the Debenture Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section 6.06 to compensate and indemnify the Debenture Trustee and to pay or reimburse the Debenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Debenture Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

         When the Debenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the resignation or removal of the Debenture Trustee and the defeasance or other termination of this Indenture.

SECTION 6.07      Officers' Certificate as Evidence

         Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Debenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Debenture Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Debenture Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Debenture Trustee, shall be full warrant to the Debenture Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.08      Conflicting Interest of Debenture Trustee

         If the Debenture Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Debenture Trustee and the Corporation shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 6.09      Eligibility of Debenture Trustee

         The Debenture Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Debenture Trustee.

         In case at any time the Debenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Debenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

SECTION 6.10      Resignation or Removal of Debenture Trustee

                  (a) The Debenture Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Debenture Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Debenture Trustee, at the expense of the Corporation, may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                      (i) the Debenture Trustee shall fail to comply with the provisions of Section 6.08 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                      (ii) the Debenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

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

                      (iii) the Debenture Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Debenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Debenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Debenture Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Debenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Debenture Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Debenture Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Debenture Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Corporation objects thereto, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Debenture Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  (d) Any resignation or removal of the Debenture Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

SECTION 6.11      Acceptance by Successor Debenture Trustee

         Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

         No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Corporation shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security register. If the Corporation fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.

SECTION 6.12      Succession by Merger, etc.

         Any corporation into which the Debenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Debenture Trustee, shall be the successor of the Debenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         In case at the time such successor to the Debenture Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Debenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Debenture Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Debenture Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debenture Trustee or authenticate Securities in the name of any predecessor Debenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.13      Limitation on Rights of Debenture Trustee as a Creditor

         The Debenture Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Debenture Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

SECTION 6.14      Co-trustees and Separate Trustees

         At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Corporation and the Debenture Trustee shall have power to appoint, and, upon the written request of the Debenture Trustee or of the holders of at least 25% in principal amount of the Securities then outstanding, the Corporation shall for such purpose join with the Debenture Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Debenture Trustee, or to act as separate trustee, jointly with the Debenture Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Corporation does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Debenture Trustee alone shall have power to make such appointment.

         Should any written instrument or instruments from the Corporation be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Corporation.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                  (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Debenture Trustee hereunder, shall be exercised solely, by the Debenture Trustee;

                  (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Debenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Debenture Trustee or by the Debenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Debenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                  (c) the Debenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Corporation, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Debenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Corporation. Upon the written request of the Debenture Trustee, the Corporation shall join with the Debenture Trustee in the execution and delivery of all instruments and agreements, necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                  (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Debenture Trustee, or any other such trustee hereunder; and

                  (e) any notice from the holders of Securities delivered to the Debenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

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

SECTION 6.15      Authenticating Agents

         There may be one or more Authenticating Agents appointed by the Debenture Trustee upon the request of the Corporation with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Debenture Trustee shall have no liability to the Corporation for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.15 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.15 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Debenture Trustee and to the Corporation. The Debenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.15, the Debenture Trustee may, and upon the request of the Corporation shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.15, shall give written notice of such appointment to the Corporation and the Corporation shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

         The Corporation, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Debenture Trustee.

                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01      Action by Securityholders

         Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

         If the Corporation shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 7.02      Proof of Execution by Securityholders

         Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Debenture Trustee or in such manner as shall be satisfactory to the Debenture Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the security registrar for the Securities. The Debenture Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

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

SECTION 7.03      Who Are Deemed Absolute Owners

         Prior to due presentment for registration of transfer of any Security, the Corporation, the Debenture Trustee, any Authenticating Agent, any paying agent, any transfer agent and any security registrar for the Securities may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.05) Interest on such Security and for all other purposes; and neither the Corporation nor the Debenture Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any security registrar for the Securities shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

SECTION 7.04      Securities Owned by Corporation Deemed Not Outstanding

         In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Corporation or any other obligor on the Securities or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Debenture Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Debenture Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Debenture Trustee the pledgee's right to vote such Securities and that the pledgee is not the Corporation or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Debenture Trustee taken upon the advice of counsel shall be full protection to the Debenture Trustee.

SECTION 7.05      Revocation of Consents; Future Holders Bound

         At any time prior to (but not after) the evidencing to the Debenture Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the group of Securities the holders of which have consented to such action may, by filing written notice with the Debenture Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE VIII
                            SECURITYHOLDERS' MEETINGS

SECTION 8.01      Purposes of Meetings

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

                  (a) to give any notice to the Corporation or to the Debenture Trustee, or to give any directions to the Debenture Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

                  (b) to remove the Debenture Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

SECTION 8.02      Call of Meetings by Debenture Trustee

         The Debenture Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place in New York, New York, as the Debenture Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Securities Register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

SECTION 8.03      Call of Meetings by Corporation or Securityholders

         In case at any time the Corporation, pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Debenture Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Debenture Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Securityholders may determine the time and the place in New York, New York for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

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

SECTION 8.04      Qualifications for Voting

         To be entitled to vote at any meeting of Securityholders a Person shall
(a) be a holder of one or more Securities or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Debenture Trustee and its counsel and any representatives of the Corporation and its counsel.

SECTION 8.05      Regulations

         Notwithstanding any other provisions of this Indenture, the Debenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Debenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 8.03, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 8.04, at any meeting each holder of Securities or proxy therefor shall be entitled to one vote for each $50 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section
8.02 or 8.03 may be adjourned from time to time by a majority of those present, and the meeting may be held as so adjourned without further notice.

SECTION 8.06      Voting

         The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Debenture Trustee to be preserved by the Debenture Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 9.01      Without Consent of Securityholders

         The Corporation, when authorized by a Board Resolution, and the Debenture Trustee may from time to time and at any time amend the Indenture, without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to evidence the succession of another Person to the Corporation, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Corporation pursuant to Article X hereof;

                  (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Debenture Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a Default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Debenture Trustee upon such default;

                  (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture;

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

                  (f) to make provision for transfer procedures, certification, book-entry provisions and all other matters required pursuant to Section 2.07 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust following a Dissolution Event;

                  (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

                  (h) to ensure that the Trust is not required to register as an investment company under the Investment Company Act of 1940; or

                  (i) to make any change that does not adversely affect the rights of any Securityholder in any material respect;

provided that any such amendment does not materially adversely affect the interests of Securityholders, it being understood that no amendment described in clause (a) above made solely to conform this Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Preferred Securities will be deemed to materially and adversely affect the interests of Securityholders.

         The Debenture Trustee is hereby authorized to join with the Corporation in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Debenture Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Debenture Trustee's own rights, duties, privileges or immunities under this Indenture or otherwise.

         Any amendment to the Indenture authorized by the provisions of this
Section 9.01 may be executed by the Corporation and the Debenture Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

SECTION 9.02      With Consent of Securityholders

         With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Debenture Trustee may from time to time and at any time amend the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall, without the consent of the holders of each Security then outstanding and affected thereby (i) change the Maturity Date of any Security, or reduce the principal amount of, or any installment of principal of or Interest on the Securities; (ii) reduce the rate or extend the time of payment of Interest;
(iii) change any of the provisions of Article XIV relating to redemption; (iv) make the principal of, or Interest payment on, the Securities payable in any coin or currency other than that provided herein; (v) change any obligation of the Corporation to maintain an office or agency in the places and for the purposes required by the Indenture or change the place of payment where the Securities or any premium or Interest payment thereon is payable; (vi) impair or affect the right of any holder of Securities to institute suit for the payment of the Securities as provided herein; (vii) reduce the percentage of the principal amount of the Securities required to consent to modify or amend the Indenture or for any waiver of compliance with provisions of the Indenture as stated herein or for waiver of Defaults as stated herein; (viii) make any change adverse to a Holder with respect to the subordination provisions of Article XV; or (ix) modify any of the foregoing provisions; provided, however, that if the Securities are held by the Trust, no such modification or amendment referred to in clauses (i) through (ix) shall be effective until the holders of not less than a majority of the aggregate liquidation amount of the Trust Securities shall have consented to such modification or amendment; and provided, further, however, that where a consent under the Indenture would require the consent of the Securityholders of more than a majority of the principal amount of the Securities, such modification or amendment shall not be effective until the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities shall have consented to such modification or amendment.

         Upon the request of the Corporation accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture effecting such amendment, and upon the filing with the Debenture Trustee of evidence of the consent of Securityholders as aforesaid, the Debenture Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Debenture Trustee's own rights, duties, privileges or immunities under this Indenture or otherwise, in which case the Debenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Promptly after the execution by the Corporation and the Debenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Debenture Trustee, at the expense of the Corporation, shall transmit by mail, first-class postage prepaid, a notice, prepared by the Corporation, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Debenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 9.03 Compliance with Trust Indenture Act; Effect of Supplemental Indentures

         Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, privileges and immunities under this Indenture of the Debenture Trustee, the Corporation and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

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

SECTION 9.04      Notation on Securities

         Securities authenticated and delivered after the execution of any supplemental indenture affecting such Securities pursuant to the provisions of this Article IX may bear a notation in form approved by the Debenture Trustee as to any matter provided for in such supplemental indenture. If the Corporation or the Debenture Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Debenture Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Corporation, authenticated by the Debenture Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

SECTION 9.05 Evidence of Compliance of Supplemental Indenture to be Furnished to Debenture Trustee

         The Debenture Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

                                    ARTICLE X
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01     Corporation May Consolidate, etc., on Certain Terms

         Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other Person (whether or not affiliated with the Corporation, as the case may be), or successive consolidations or mergers in which the Corporation or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of all or substantially all the property of the Corporation, or its successor or successors as the case may be, to any other Person (whether or not affiliated with the Corporation, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Corporation is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Corporation) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and Interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Corporation shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Debenture Trustee executed and delivered to the Debenture Trustee by the Person formed by such consolidation, or into which the Corporation shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) immediately after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall exist.

SECTION 10.02     Successor Corporation to be Substituted for Corporation

         In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Debenture Trustee and satisfactory in form to the Debenture Trustee, of the obligation of due and punctual payment of the principal of (and premium, if any, on) and Interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Corporation, such successor Person shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part, and the Corporation thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Commerce Bancorp, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Debenture Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Debenture Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Debenture Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Debenture Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

SECTION 10.03     Opinion of Counsel to be Given to Debenture Trustee

         The Debenture Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.

                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01     Discharge of Indenture

         When (a) the Corporation shall deliver to the Debenture Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.07) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Debenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Debenture Trustee for the giving of notice of redemption, and the Corporation shall deposit with the Debenture Trustee, in trust, funds sufficient to pay on the Maturity Date or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.07) not theretofore cancelled or delivered to the Debenture Trustee for cancellation, including principal and Interest due or to become due to the Maturity Date or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or Interest on the Securities (1) theretofore repaid to the Corporation in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.03, 2.04, 2.06, 2.07, 2.10, 2.11, 3.01, 3.02, 3.04, 4.01, 4.02, 5.02, 5.04, 6.05, 6.06, 6.10 and 11.04
hereof and Article XVII hereof, which shall survive until such Securities shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04 shall survive, and the Debenture Trustee, on demand of the Corporation accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Corporation, however, hereby agrees to reimburse the Debenture Trustee for any costs or expenses thereafter reasonably and properly incurred by the Debenture Trustee in connection with this Indenture or the Securities.

SECTION 11.02 Deposited Moneys and U.S. Government Obligations to be Held in Trust by Debenture Trustee

         Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Debenture Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Debenture Trustee, of all sums due and to become due thereon for principal, premium, if any, and Interest.

         The Corporation shall pay and indemnify the Debenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of outstanding Securities.

SECTION 11.03     Paying Agent to Repay Moneys Held

         Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Debenture Trustee) shall, upon written demand of the Corporation, be repaid to it or paid to the Debenture Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 11.04     Return of Unclaimed Moneys

         Any moneys deposited with or paid to the Debenture Trustee or any paying agent for payment of the principal of or Interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or Interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Corporation by the Debenture Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect and all liability of the Debenture Trustee or such paying agent with respect to such moneys shall thereupon cease.

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

SECTION 11.05     Defeasance Upon Deposit of Moneys or U.S. Government
                  Obligations

         The Corporation shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Securities on the 91st day after the applicable conditions set forth below have been satisfied:

                  (a) the Corporation shall have deposited or caused to be deposited irrevocably with the Debenture Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Debenture Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of and Interest and premium, if any, on the outstanding Securities on the dates such installments of principal, Interest or premium are due;

                  (b) [intentionally omitted]

                  (c) no Default or Event of Default (including as a result of such deposit) with respect to the Securities shall have occurred and be continuing on the date of such deposit;

                  (d) such deposit and the related intended consequence will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Corporation or its Subsidiaries or any of their properties; and

                  (e) the Corporation shall have delivered to the Debenture Trustee and the Defeasance Agent, if any, an opinion of independent tax counsel or a private letter ruling issued by the Internal Revenue Service to the effect that holders of the Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

         "Discharged" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Debenture Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), except
(A) the rights of holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal of and the Interest and premium, if any, on the Securities when such payments are due; (B) the Corporation's obligations with respect to the Securities under Sections 2.06, 2.07, 5.02, 5.04, 6.05 and 11.04 and Article XVII; and (C) the rights, powers, trusts, duties, privileges and immunities of the Debenture Trustee hereunder.

         "Defeasance Agent" means another financial institution which is eligible to act as Debenture Trustee hereunder and which assumes all of the obligations of the Debenture Trustee necessary to enable the Debenture Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

                  (a) The Debenture Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                  (b) The Defeasance Agent shall provide verification to the Debenture Trustee acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this
Section 11.05.

                                   ARTICLE XII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 12.01     Indenture and Securities Solely Corporate Obligations

         No recourse for the payment of the principal of or Interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor Person to the Corporation, either directly or through the Corporation or any successor Person to the Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

SECTION 13.01     Successors

         All the covenants, stipulations, promises and agreements in this Indenture contained by the Corporation shall bind its successors and assigns whether so expressed or not.

SECTION 13.02     Official Acts by Successor Corporation

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

SECTION 13.03     Surrender of Corporation Powers

         The Corporation by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Debenture Trustee may surrender any of the powers reserved to the Corporation, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor Person.

SECTION 13.04     Addresses for Notices, etc.

         Any notice, direction, request or demand which by any provision of this Indenture is required or permitted to be given or served on any party by the other party or by the holders of Securities may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or telecopy (confirmed by one of the foregoing) addressed (unless another address is provided by a party by written notice to the other party), as follows:

             If to the Corporation:

                      Commerce Bancorp, Inc.
                      Commerce Atrium, 1701 Route 70 East
                      Cherry Hill, New Jersey 08034-5400
                      Telecopy:  856-751-1147
                      Telephone:  856-751-9000
                      Attention: C. Edward Jordan, Jr., Executive Vice President

             If to the Debenture Trustee:

                      The Bank of New York
                      101 Barclay Street, Floor 21 West
                      New York, New York  10286
                      Telecopy:  212-896-7299
                      Telephone:  212-896-7198
                      Attention: Corporate Trust - Administration

Any notice or communication to a Securityholder shall be mailed by first-class mail to his or her address shown on the register kept by the security registrar for the Securities.

SECTION 13.05     Governing Law

         This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

SECTION 13.06     Evidence of Compliance with Conditions Precedent

         Upon any application or demand by the Corporation to the Debenture Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Debenture Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Debenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 13.07     Business Days

         In any case where the date of payment of principal of or Interest on the Securities will not be a Business Day, the payment of such principal of or Interest on the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no Interest shall accrue for the period from and after such date, except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

SECTION 13.08     Trust Indenture Act to Control

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 13.09     Table of Contents, Headings, etc.

                  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.10     Execution in Counterparts

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 13.11     Separability

         In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 13.12     Assignment

         The Corporation will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Corporation, provided that, in the event of any such assignment, the Corporation will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

SECTION 13.13     Acknowledgment of Rights

         The Corporation acknowledges that, with respect to Securities held by the Trust, if the Property Trustee of the Trust fails to enforce its rights under this Indenture as the holder of the Securities in respect of an Event of Default after a holder of Preferred Securities has made a written request, such holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding against the Corporation to enforce the Property Trustee's rights under the Securities. In addition, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay principal of or Interest on the Securities when due (or in connection with a redemption, failure to pay the Redemption Price on the Redemption Date), the Corporation acknowledges that a holder of Preferred Securities may commence a Direct Action against the Corporation to compel it to make such payment to such holder of the principal of or Interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Securities. The Corporation may not amend the Indenture to remove this right to bring a Direct Action without the prior written consent of the holders of all of the Preferred Securities. Notwithstanding any payments that the Corporation makes to a holder of Preferred Securities in connection with a Direct Action, the Corporation shall remain obligated to pay the principal of and Interest on the Securities, and the Corporation shall be subrogated to the rights of the holder of the Preferred Securities, and have a right of set-off, with respect to payments on the Preferred Securities to the extent that the Corporation makes any payments to a holder of Preferred Securities in any Direct Action.

                                   ARTICLE XIV
                            REDEMPTION OF SECURITIES

SECTION 14.01     Special Event Redemption

         If, a Special Event has occurred and is continuing, then notwithstanding Section 14.02(a) but subject to Section 14.02(c), the Corporation shall have the right, at any time following the occurrence of such Special Event, upon (i) not less than 45 days written notice to the Debenture Trustee and (ii) not less than 20 days nor more than 60 days written notice to the Securityholders, to redeem the Securities, in whole (but not in part), at the Redemption Price. The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

SECTION 14.02     Optional Redemption by Corporation

                  (a) Subject to the provisions of this Article XIV, the Corporation shall have the right to redeem the Securities, in whole or in part, on one or more occasions (i) at any time on or after March 11, 2005 if the Closing Price of the Common Stock for 20 Trading Days in a period of 30 consecutive Trading Days ending on the Trading Day prior to the mailing of the notice of redemption exceeds 120% of the then prevailing Conversion Price, or
(ii) at any time on or after March 11, 2012, in any case, upon not less than 20 days and not more than 60 days' notice, at the Redemption Price.

         If the Securities are only partially redeemed pursuant to this Section 14.02, the Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption, provided, however, that with respect to Securityholders that would be required to hold Securities with an aggregate principal amount of less than $5,000 but more than an aggregate principal amount of zero as a result of such pro rata redemption, the Corporation shall redeem Securities of each such Securityholder so that after such redemption such Securityholder shall hold Securities either with an aggregate principal amount of at least $5,000 or such Securityholder no longer holds any Securities, and shall use such method (including, without limitation, by lot) as the Corporation shall deem fair and appropriate, provided, further, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Securities in denominations of $50 or integral multiples thereof shall be redeemed. The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or at such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York, New York time, on the date such Redemption Price is to be paid.

                  [(b) Intentionally Omitted]

                  (c) Any redemption of Securities pursuant to Section 14.01 or
Section 14.02 shall be subject to the Corporation obtaining the prior approval of its primary federal banking regulator, if required by applicable law or regulation, and any other required regulatory approvals.

SECTION 14.03     No Sinking Fund

         The Securities are not entitled to the benefit of any sinking fund.

SECTION 14.04     Notice of Redemption; Selection of Securities

         In case the Corporation shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 20 and not more than 60 days prior to the date fixed for redemption to the holders of Securities to be so redeemed as a whole or in part at their last addresses as the same appear on the Security Register. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 14.04, a redemption notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to holders. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the Redemption Price at which the Securities are to be redeemed (or the method by which such Redemption Price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Securities, that Interest accrued to the date fixed for redemption will be paid as specified in said notice, that on and after said date Interest thereon or on the portions thereof to be redeemed will cease to accrue, the then-current Conversion Price, the name and address of the Paying Agent and the Conversion Agent, that the Securities called for redemption may be converted at any time before 5:00 p.m. New York City time on the Business Day immediately preceding the redemption date and that Securityholders who wish to convert Securities must satisfy the requirements in the Indenture and the Securities. If less than all the Securities are to be redeemed, the notice of redemption shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the portion thereof that has not been redeemed will be issued.

         By 10:00 a.m. New York time on the redemption date specified in the notice of redemption given as provided in this Section, the Corporation will deposit with the Debenture Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate Redemption Price.

         The Corporation will give the Debenture Trustee notice not less than 45 days prior to the redemption date as to the aggregate principal amount of Securities to be redeemed and the Debenture Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of $50, except as otherwise set forth in the applicable form of Security) to be redeemed.

SECTION 14.05     Payment of Securities Called for Redemption

         If notice of redemption has been given to Securityholders as provided in Section 14.04, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the Redemption Price (subject to the

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rights of holders of Securities at the close of business on a regular record date to receive Interest in respect of an Interest Payment Date occurring on or prior to the Remption Date), and on and after said date (unless the Corporation shall default in the payment of such Securities at the Redemption Price) Interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the Redemption Price (subject to the rights of holders of Securities on the close of business on a regular record date to receive Interest in respect of an Interest Payment Date occurring on or prior to the Redemption Date).

         Upon presentation of any Security redeemed in part only, the Corporation shall execute and the Debenture Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Corporation, a new Security or Securities of authorized denominations, in principal amount equal to the portion of the Security so presented that has not been redeemed.

SECTION 14.06     Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Securities, the Corporation may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price of such Securities. Notwithstanding anything to the contrary contained in this Article XIV, the obligation of the Corporation to pay the Redemption Price of such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which shall be filed with the Trustee prior to the Redemption Date, any Securities not duly surrendered for conversion by the Holders thereof, may, at the option of the Corporation, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XVII) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Corporation, the Debenture Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Corporation for the redemption of Securities. Without the Debenture Trustee's prior written consent, no arrangement between the Corporation and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Debenture Trustee as set forth in this Indenture, and the Corporation agrees to indemnify the Debenture Trustee from, and hold it harmless against, any and all loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Corporation and such purchasers, including the costs and expenses incurred by the Debenture Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture. Nothing in the preceding sentence shall be deemed to limit the rights, privileges, immunities and protections afforded to the Debenture Trustee in Article VI. Nothing in this Section 14.06 shall affect the right of the Holders to receive the full Redemption Price on the Redemption Date.

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                                   ARTICLE XV
                           SUBORDINATION OF SECURITIES

SECTION 15.01     Agreement to Subordinate

         The Corporation covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XV; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Corporation of the principal of and Interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article XV shall prevent the occurrence of any Default or Event of Default hereunder.

SECTION 15.02     Default on Senior Indebtedness

         In the event and during the continuation of any Default by the Corporation in the payment of principal, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of an Event of Default, or if any judicial proceeding shall be pending with respect to any such Default, then, in any such case, no payment shall be made by the Corporation with respect to the principal (including redemption payments) of or Interest on the Securities or any other amounts which may be due on the Securities pursuant to the terms hereof or otherwise.

         In the event of the acceleration of the maturity of the Securities, then no payment shall be made by the Corporation with respect to the principal (including redemption payments) or Interest on the Securities or any other amounts which may be due on the Securities pursuant to the terms hereof or otherwise until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).

         In the event that, notwithstanding the foregoing, any payment shall be received by the Debenture Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Debenture Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness, and only the amounts specified in such notice to the Debenture Trustee shall be paid to the holders of such Senior Indebtedness.

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SECTION 15.03     Liquidation; Dissolution; Bankruptcy

         Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon the Corporation's liquidation, dissolution, winding up, reorganization, assignment for the benefit of its creditors, marshaling of its assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding involving the Corporation, all Senior Indebtedness of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Corporation on account of the principal of or Interest on the Securities or any other amounts which may be due on the Securities pursuant to the terms hereof or otherwise; and upon any such event, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, which the Securityholders or the Debenture Trustee would be entitled to receive from the Corporation, except for the provisions of this Article XV, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Debenture Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Corporation (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Debenture Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the Debenture Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         For purposes of this Article XV, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Securities to the payment of Senior Indebtedness that may


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at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another Person or the liquidation or dissolution of the Corporation following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in Section 15.02 or in this Section
15.03 shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.06 of this Indenture.

SECTION 15.04     Subrogation

         Subject to the payment in full of all Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of and Interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Debenture Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Debenture Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Securities, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

         Nothing contained in this Article XV or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness of the Corporation, and the holders of the Securities, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Securities the principal of and Interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness of the Corporation, as the case may be, nor shall anything herein or therein prevent the Debenture Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under the Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.

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

         Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Debenture Trustee, subject to the provisions of
Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Debenture Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

SECTION 15.05     Debenture Trustee to Effectuate Subordination

         Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Debenture Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Debenture Trustee such Securityholder's attorney-in-fact for any and all such purposes.

SECTION 15.06     Notice by the Corporation

         The Corporation shall give prompt written notice to a Responsible Officer of the Debenture Trustee of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Securities pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Debenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Debenture Trustee in respect of the Securities pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Debenture Trustee shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Debenture Trustee shall not have received the notice provided for in this Section 15.06 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or Interest on any Security), then, anything herein contained to the contrary notwithstanding, the Debenture Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to such date.

         The Debenture Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Debenture Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XV, the Debenture Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debenture Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Debenture Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

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         Upon any payment or distribution of assets of the Corporation referred to in this Article XV, the Debenture Trustee and the Securityholders shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Debenture Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

SECTION 15.07     Rights of the Debenture Trustee; Holders of Senior
                  Indebtedness

         The Debenture Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Debenture Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Corporation, the Debenture Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Debenture Trustee. The Debenture Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Debenture Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Corporation or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

         Nothing in this Article XV shall apply to claims of, or payments to, the Debenture Trustee under or pursuant to Section 6.06.

SECTION 15.08     Subordination May Not Be Impaired

         No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

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         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Corporation may, at any time and from time to time, without the consent of or notice to the Debenture Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation, as the case may be, and any other Person.

                                   ARTICLE XVI
                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 16.01     Extension of Interest Payment Period

         So long as the Corporation is not in Default in the payment of Interest on the Securities, the Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of Interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period (an "Extended Interest Payment Period"), during which Extended Interest Payment Period no Interest shall be due and payable; provided that no Extended Interest Payment Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date or, with respect to any Securities called for redemption, the Redemption Date with respect to such Securities. To the extent permitted by applicable law, Interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 16.01, will bear interest thereon at the Coupon Rate compounded quarterly for each quarterly period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Corporation shall pay all Interest accrued and unpaid on the Securities, including any Additional Sums, Liquidated Damages and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Corporation may further defer payments of Interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed 20 consecutive quarterly periods, including the first such quarterly period during such Extended Interest Payment Period, end on a date other than an Interest Payment Date or extend beyond the Maturity Date of the Securities or, with respect to any Securities called for redemption, the Redemption Date with respect to such Securities. Upon the termination of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No Interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the Interest accrued during an Extended Interest Payment Period.

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SECTION 16.02     Notice of Extension

                  (a) If the Property Trustee is the only registered holder of the Securities at the time the Corporation selects an Extended Interest Payment Period or extends an Extended Interest Payment Period, the Corporation shall give written notice to the Administrative Trustees, the Property Trustee and the Debenture Trustee of its selection of such Extended Interest Payment Period or its extension of an Extended Interest Payment Period at least five Business Days before the earlier of (i) the next date on which Distributions on the Preferred Securities are payable, or (ii) the date the Property Trustee is required to give notice of the record date or the payment date of such related Distributions for the first quarter of such Extended Interest Payment Period to any national stock exchange or other organization on which the Preferred Securities are listed or quoted, if any, or to holders of the Preferred Securities as of the record date or the payment date.

                  (b) If the Property Trustee is not the only holder of the Securities at the time the Corporation selects an Extended Interest Payment Period or extends an Extended Interest Payment Period, the Corporation shall give the holders of the Securities and the Debenture Trustee written notice of its selection of such Extended Interest Payment Period or its extension of an Extended Interest Payment Period at least 10 Business Days before the earlier of
(i) the Interest Payment Date for the first quarter of such Extended Interest Payment Period, or (ii) the date the Corporation is required to give notice of the record date or payment date of such related Interest payment for the first quarter of such Extended Interest Payment Period to any national stock exchange or other organization on which the Securities are listed or quoted, if any, or to Holders of the Securities as of the record date or the payment date.

                  (c) The quarterly period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 16.02 shall be counted as one of the 20 quarterly periods permitted in the maximum Extended Interest Payment Period permitted under Section 16.01.

                                  ARTICLE XVII
                            CONVERSION OF SECURITIES

SECTION 17.01     Conversion Rights.

                  (a) Subject to and upon compliance with the provisions of this
Article XVII, the Securities are convertible, at the option of the Securityholder, at any time on and after the occurrence of any of the events described in paragraph (b) below, and before 5:00 pm, New York, New York time, on the Business Day immediately preceding the date of repayment of such Securities, whether at stated maturity or upon redemption, into fully paid and nonassessable shares of Common Stock at an initial conversion ratio of 0.9478 shares of Common Stock for each $50 in aggregate principal amount of Securities (equal to an initial conversion price of $52.7537 per share of Common Stock), subject to adjustment as described in this Article XVII (the "Conversion

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Ratio"). A Securityholder may convert any portion of the principal amount of the
Securities into that number of fully paid and nonassessable shares of Common Stock calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying (x) the quotient obtained by dividing the principal amount of the Securities to be converted by $50 by (y) the Conversion Ratio. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at 5:00 p.m., New York, New York time on the Business Day immediately preceding the corresponding redemption date, unless the Corporation defaults in making the payment due upon redemption.

                  (b) A holder's right to convert its Securities will arise only upon the occurrence of any of the following:

                      (i) If, as of the last day of any calendar quarter beginning with the quarter ending June 30, 2002, the Closing Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such quarter is more than 110% of the Conversion Price in effect on the last day of such quarter, then on and after the first day of the following quarter, Holders may surrender their Securities for conversion into shares of the Corporation's Common Stock at any time at their option until 5:00 p.m., New York, New York time, on the Business Day immediately preceding the stated Maturity Date or earlier Redemption Date. If the Securities become convertible pursuant to this provision, they will remain convertible regardless of future changes in the Closing Prices of the Common Stock.

                      (ii) Holders may also surrender Securities for conversion at any time when the credit rating assigned to the Preferred Securities or the Securities (in the event that the Securities have been distributed to the holders of the Preferred Securities) by Moody's Investors Service, Inc. or its successors ("Moody's") is at or below Ba1 (or its equivalent under any successor ratings categories of Moody's).

                      (iii) Holders may surrender for conversion Securities that have been called for redemption at any time prior to 5:00 p.m., New York, New York time, on the Business Day immediately preceding the date of redemption, even if such Security is not otherwise convertible at that time.

                      (iv) In the event that the Corporation becomes a party to transactions described in Section 17.04 (each, a "business consolidation transaction"), then the holders of outstanding Securities will have the right to surrender their Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such business consolidation transaction. At and after the effective date of such business consolidation transaction, each Security shall be convertible into the kind and amount of securities, cash or other property described in Section 17.04. The Corporation shall not become a party to any such transaction unless its terms are consistent with this clause (iv).

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                      (v) Holders of outstanding Securities shall have the right to surrender their Securities for conversion upon a change of control of the Corporation. A "change in control" of the Corporation will be deemed to have occurred at such time as a report is filed on Schedule 13D or TO (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that any person (for the purposes of this clause (v) only, as the term "person" is used in
                      Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) or any such person's Affiliates or Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof) have become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of the Corporation's Common Stock then outstanding (including instruments with voting rights substantially similar to the Corporation's Common Stock); provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act. Notwithstanding the foregoing provisions of this clause (v), a Change in Control shall not be deemed to have occurred by virtue of the Corporation, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Corporation or any Subsidiary, or any person holding the Corporation's Common Stock for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to
                      Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of the Corporation's Common Stock, whether in excess of 50% or otherwise.

Upon a determination that Holders are or will be entitled to convert their Securities into Common Stock in accordance with this Article XVII, the Corporation shall issue a press release and publish such determination on the Corporation's web site.

SECTION 17.02     Conversion Procedures.

                  (a) To convert all or a portion of the Securities, the Securityholder thereof shall deliver to the Conversion Agent an irrevocable Conversion Request setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Securityholder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are in certificate form, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Corporation or in

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blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Securities which shall be converted into Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security), and (ii) to immediately convert such Securities, on behalf of such Securityholder, into Common Stock pursuant to this Article XVII and, if such Preferred Securities are in certificate form, surrendering such Preferred Securities, duly endorsed or assigned to the Corporation or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Securities into shares of Common Stock except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Preferred Securities.

         Except as described in this paragraph, no distribution will be payable on Securities surrendered for conversion with respect to any Interest Payment Date subsequent to the date of conversion and neither the Trust nor the Corporation shall make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Interest, whether or not in arrears, on Securities surrendered for conversion. If any Securities are surrendered for conversion between the period from 5:00 p.m., New York, New York time, on any record date through and including the related Interest Payment Date, the Securities surrendered for conversion must be accompanied by payment from the Securityholder in next day funds of an amount equal to the Interest payment which the registered holder on such record date is to receive, and such Securityholder shall be entitled to receive the Interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted, notwithstanding the conversion thereof prior to such Interest Payment Date. The previous sentence shall not apply in the case of Securities called for redemption on a Redemption Date between a record date and a related Interest Payment Date and in the case of any Securities surrendered for conversion after such Securities have been called for redemption during an Extended Interest Payment Period as described in the next sentence. If notice of redemption of Securities is mailed or otherwise given to Securityholders, then, if any Securityholder converts any Securities into Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given, and if such date of conversion falls on any day from and including the first day of an Extended Interest Payment Period and on or prior to the Interest Payment Date upon which such Extended Interest Payment Period ends, such converting Securityholder shall be entitled to receive either (i) if the date of such conversion falls after a record date and on or prior to the next succeeding Interest Payment Date, all accrued and unpaid Interest on such Securities to such Interest Payment Date, or (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid Interest on such Securities to the most recent Interest Payment Date prior to the date of such conversion (even though no Interest was paid on such date), which Interest shall, in either such case, be paid to such converting Securityholder unless another Securityholder was the record owner of such Securities as of 5:00 p.m., New York, New York time on the record date for which such Interest payment is made, in which case such Interest payment shall be paid to such other Securityholder. Except as otherwise set forth above in this paragraph, in the case of any Security which is converted, Interest which is payable after the date of conversion of such Security shall not be payable, and the Corporation shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid Interest on the Securities being converted, which shall be deemed to be paid in full. If any Security called for redemption is converted, any money deposited with the Trustee or with any paying agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Securityholder) be paid to the Corporation upon Corporation Request or, if then held by the Corporation, shall be discharged from such trust.

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         Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m., New York, New York time, on the Business Day on which the Conversion Request and any other required deliveries were received (the "Conversion Date") by the Conversion Agent from the Securityholder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Securityholder in the Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each person or persons.

                  (b) Subject to any right of the Securityholder, the Corporation's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Corporation's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid Interest accrued on such Securities at the time of such conversion.

                  (c) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, the Corporation shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn shall make such payment, if any, to the Securityholder or the holder of the Preferred Securities so converted.

                  (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof shall be issued in the name of the Securityholder thereof upon the cancellation thereof in accordance with Section 2.9.

                  (e) In effecting the conversion transactions described in this
Section 17.2, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the Securityholders (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities for Securities held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this Article XVII, and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XVII and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount.

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                  (f) Any certificates representing shares of Common Stock
issuable upon conversion of the Securities shall bear any legend required by
Section 2.6.

                  (g) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Securities, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Securities then outstanding. Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of Securities, shares of Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Securities shall be duly authorized, validly issued and fully paid and nonassessable. The Debenture Trustee shall deliver the shares of Common Stock received upon conversion of the Securities to the converting Securityholder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes.

SECTION 17.03     Conversion Ratio Adjustments.

         The Conversion Ratio shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Corporation shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by recapitalization or reclassification of its shares of Common Stock any shares of capital stock of the Corporation, then the Conversion Ratio in effect immediately prior to such action shall be adjusted so that the holders of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such Securityholder would have owned immediately following such action had such Securities been converted immediately prior thereto. An adjustment made pursuant to this section 17.03(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination, recapitalization or reclassification (or immediately after the record date if a record date shall have been established for such event); provided however, that in the event that such dividend or distribution is not so paid or made, or such subdivision, combination, recapitalization or reclassification is not effected, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect but for such proposed transaction. If, as a result of an adjustment made pursuant to this Section 17.03(a), the holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Ratio between or among shares of such classes or series of capital stock.

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

                  (b) In case the Corporation shall, while any of the Securities are outstanding, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than (or having a conversion price per share less than) the Current Market Price (as defined below) per share of Common Stock on such record date, then the Conversion Ratio for the Securities shall be adjusted so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered by such rights or warrants are convertible), and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities offered by such rights or warrants) would purchase at such Current Market Price. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. For the purposes of this Section 17.03(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation shall not issue any rights or warrants in respect of the shares of Common Stock held in the treasury of the Corporation. In case any rights or warrants referred to in this
Section 17.03(b) in respect of which an adjustment shall have been made shall expire unexercised after the same shall have been distributed or issued by the Corporation, the Conversion Ratio shall be readjusted at the time of such expiration to the Conversion Ratio that would have been in effect if no adjustment had been made in respect of such unexercised rights or warrants. If the Corporation shall at any time issue two or more securities as a unit and one or more of such securities shall be rights or warrants for Common Stock subject to this Section 17.03(b), the consideration allocated to each such security shall be determined in good faith by the Board of Directors whose determination shall be conclusive and described in an Officers' Certificate filed with the Trustee.

                  (c) Subject to the last sentence of this Section 17.03(c), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of its capital stock, cash or assets (including securities and shares of the Corporation's Subsidiaries, but excluding any dividend or distribution referred to in Section 17.03(a), any rights or warrants referred to in Section 17.03(b), dividends and distributions in connection with a transaction described in
Section 17.04 and any dividend or distribution paid exclusively in cash) then the Conversion Ratio shall be increased so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the effectiveness of the Conversion Ratio increase contemplated by this Section 17.03(c) by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on the date fixed for the payment of such distribution (the "Reference Date"), and of which the denominator shall be, the Current Market Price per share of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the

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Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, such increase to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 17.03(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. In the event that the Corporation pays a dividend or makes a distribution on shares of its Common Stock consisting of capital stock of, or similar equity interests in, a Subsidiary or other business unit, the fair market value of the securities to be distributed and the Closing Prices of Common Stock shall in each case be based upon the average of the Closing Prices of those securities and the Common Stock, as the case may be, for the ten consecutive Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on the principal United States securities exchange or market on which the securities are then listed or quoted. For purposes of this Section 17.03(c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Ratio increase required by this Section 17.03(c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Ratio increase required by Section 17.03(a) or 17.03
(b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 17.03(c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of shareholders entitled to receive such rights or warrants," and
(c) "the date fixed for such determination" within the meaning of Sections 17.03(a) and 17.03(b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Ratio in Section 17.03(a).

                  (d) In case the Corporation shall pay dividends or other distributions consisting exclusively of cash to all holders of its Common Stock to the extent that such distributions, combined together with: (A) the aggregate amount of any other such all cash distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section has been made, and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to this Section 17.03 has been made, exceeds 10% of the product of the Current Market Price (determined as provided in paragraph (f) below) on the record date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Ratio shall be increased so that

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the same shall equal the amount determined by multiplying the Conversion Ratio in effect immediately prior to the close of business on such record date by a fraction: (i) the numerator of which shall be equal to the Current Market Price on such record date, and (ii) the denominator of which shall be equal to the Current Market Price on such record date less an amount equal to the quotient of
(x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on such record date. Such adjustment shall become effective immediately prior to the opening of business on the day following the record date for the determination of stockholders entitled to receive such distribution.

                  (e) In case the Corporation purchases shares of its Common Stock pursuant to a tender offer made by the Corporation or any of its Subsidiaries to the extent that the same involves an aggregate consideration that, together with (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of any other consideration paid in any other tender offer by the Corporation or any of its Subsidiaries for Common Stock expiring within the 12 months preceding such tender offer for which no adjustment has been pursuant to this Section plus (B) the aggregate amount of any all-cash distributions referred to in paragraph (d) above to all holders of Common Stock within 12 months preceding the expiration of tender offer for which no adjustments have been made pursuant to this Section 17.03, exceeds 10% of the product of the Current Market Price (determined as provided in paragraph (f) below) as of the last time (the "Tender Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Tender Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Tender Expiration Time, the Conversion Ratio shall be adjusted so that the same shall equal the amount determined by multiplying the Conversion Ratio in effect immediately prior to close of business on the date of the Tender Expiration Time by a fraction: (i) the numerator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Tender Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and (B) the denominator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Tender Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time. Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Tender Expiration Time. In the event that the Corporation is obligated to purchase shares pursuant to any such tender offer, but the Corporation is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such tender offer had not been made. If the application of this paragraph (e) to any tender offer would result in a decrease in the Conversion Ratio, no adjustment shall be made for such tender offer under this paragraph (e).

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                  (f) For the purpose of any computation under Sections 4.3(b),
(c), (d) or (e), the "Current Market Price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Sections 17.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such ten Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 17.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive; and provided, further, however that the selection of Trading Days under the circumstances described in the fourth sentence of paragraph (c) shall be as set forth in such sentence. For purposes of this Section 17.3(f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades in a regular way on The New York Stock Exchange or on such successor securities exchange or securities quotation system as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender offer, means the first date on which the Common Stock trades in a regular way on such securities exchange or in such market after the Tender Expiration Time.

                  (g) The Corporation may make such increases in the Conversion Ratio, in addition to those required by Sections (a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Corporation from time to time may increase the Conversion Ratio by any amount for any period of time if the period is at least 20 days upon notice by the Corporation of at least 15 days, the increase is irrevocable during the period, and the Board of Directors shall have made a determination that such increase would be in the best interest of the Corporation, which determination shall be conclusive. Whenever the Conversion Ratio is increased pursuant to the preceding sentence, the Corporation shall mail to Securityholders of record a notice of the increase at least fifteen days prior to the date the increased Conversion Ratio takes effect, and such notice shall state the increased Conversion Ratio and the period it shall be in effect.

                  (h) Anything in this Section 17.03 to the contrary notwithstanding, no adjustment of the Conversion Ratio will be made upon: (a) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, or (b) the issuance of any shares of Common Stock or options or rights pursuant to any present or future employee benefit plan or program, or (c) the issuance of any shares of Common Stock pursuant to any option, warrant, right or any exercisable, exchangeable or convertible security outstanding as of the date on which the Securities are first issued, or (d) the issuance of rights under any shareholder rights plan, or (e) a change in the par value or a change to no par value of the Common Stock. To the extent the Securities become convertible into cash, no adjustments need be made thereafter as to the cash and interest will not accrue on the cash.

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                  (i) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Ratio; provided, however, that any adjustments which by reason of this Section 17.03(i) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required. The adjusted Conversion Ratio will be rounded to four decimal places.

                  (j) If any action would require adjustment of the Conversion Ratio pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Securityholders.

SECTION 17.04     Share Exchange, Consolidation, Merger or Sale of Assets.

         In the event that the Corporation shall be a party to any transaction, including without limitation (a) any compulsory share exchange, (b) any consolidation of the Corporation with, or merger of the Corporation into any other Person, any merger of another Person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), or (c) any sale, transfer or lease of all or substantially all of the assets of the Corporation, in each case pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each Security then outstanding shall have the right thereafter to convert each Security only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Corporation into which such Security could have been converted immediately prior to such transaction. The Corporation or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the shares of the Corporation, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constitution document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XVII. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 17.05     Notice of Adjustments of Conversion Ratio.

         Whenever the Conversion Ratio is adjusted as herein provided:

                  (a) The Corporation shall compute the adjusted Conversion Ratio and shall prepare an Officers' Certificate setting forth the adjusted Conversion Ratio and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

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                  (b) A notice stating that the Conversion Ratio has been
adjusted and setting forth the adjusted Conversion Ratio shall as soon as practicable be mailed by the Corporation to all record holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Corporation and the Trust.

SECTION 17.06     Prior Notice of Certain Events.

         In case:

                  (a) the Corporation shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock, or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 17.3(c) or (d), or (ii) authorize a tender offer that would require an adjustment pursuant to Section 17.3(e);

                  (b) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation shall be required, or the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall (1) if any Preferred Securities are outstanding, cause to be filed with the Property Trustee and the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the securities register of the Trust, or (2) shall cause to be mailed to all Securityholders at their last addresses as they shall appear in the Security Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

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SECTION 17.07     Debenture Trustee Not Responsible For Determining Conversion
                  Ratio Or Adjustments.

         Neither the Debenture Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Securityholder to determine whether any facts exist which may require any adjustment of the Conversion Ratio, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Debenture Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Debenture Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Debenture Trustee nor any Conversion Agent shall be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Corporation contained in Article III or this Article XVII.

                      [balance of page intentionally blank]

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                          Commerce Bancorp, Inc.


                                          By   /s/ Vernon W. Hill, II
                                               -------------------------------
                                               Name: Vernon W. Hill, II
                                               Title: Chairman and President



                                          The Bank of New York,
                                          as Debenture Trustee


                                          By  /s/ Marie E. Trimboli
                                               -------------------------------
                                               Name: Marie E. Trimboli
                                               Title: Assistant Vice President

                                    EXHIBIT A
                                    ---------

                           (FORM OF FACE OF SECURITY)

[Include the following legend on all Securities, including Global Securities, unless otherwise determined by the Corporation in accordance with applicable law.]

THIS SECURITY AND THE UNDERLYING SHARES OF COMMERCE BANCORP, INC. COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF UNDERLYING COMMERCE BANCORP, INC. COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH COMMERCE BANCORP, INC. OR ANY AFFILIATE OF COMMERCE BANCORP, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO COMMERCE BANCORP, INC. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO COMMERCE BANCORP, INC.'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

BY ITS ACQUISITION OF THIS CERTIFICATE THE HOLDER REPRESENTS THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER SIMILAR RETIREMENT PLAN OR ARRANGEMENT, WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR ANY SIMILAR LAWS OR REGULATIONS) OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY SUCH PLANS AND ARRANGEMENTS (EACH, A "PLAN") AND NO PART OF THE ASSETS TO BE USED BY THE HOLDER TO ACQUIRE AND/OR HOLD THIS CERTIFICATE OR ANY INTEREST THEREIN CONSTITUTES PLAN ASSETS OF ANY PLAN OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR
SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY OTHER APPLICABLE LAWS AND REGULATIONS THAT ARE SIMILAR TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

                                               Principal Amount: $206,185,600.00
                                               No. 1      CUSIP No.: 200519 AC 0

                             Commerce Bancorp, Inc.

                 5.95% JUNIOR SUBORDINATED CONVERTIBLE DEBENTURE
                               DUE MARCH 11, 2032

                  Commerce Bancorp, Inc., a New Jersey corporation (the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York as Property Trustee for Commerce Capital Trust II or registered assigns, the principal sum of Two Hundred Six Million, One Hundred Eighty Five Thousand and Six Hundred Dollars ($206,185,600.00) on March 11, 2032 (the "Maturity Date"), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from March 11, 2002, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on June 15, September 15, December 15 and March 15 of each year, commencing June 15, 2002, at the rate of 5.95% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of Interest at the same rate per annum compounded quarterly. The amount of Interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter that a full quarterly period will be computed on the basis of a 30-day month, and for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of or Interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any Interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Pursuant to the Indenture, in certain circumstances the Corporation will be required to pay Additional Sums, Liquidated Damages and Compounded Interest (each as defined in the Indenture) with respect to this Security.

                  The Interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be as of 5:00 p.m., New York City time, on the first day of the month, whether or not a Business Day, in which the relevant Interest Payment Date occurs (or would have occurred but for fact that the Interest Payment Date was not a Business Day). Any such Interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such regular record date and shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Debenture Trustee for the payment of such defaulted Interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  The principal of and Interest on this Security shall be payable at the office or agency of the Debenture Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of Interest may be made at the option of the Corporation by (i) check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto, provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Security is the Property Trustee, the payment of the principal of and Interest on this Security will be made at such place and to such account as may be designated by the Property Trustee.

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Debenture Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Debenture Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Debenture Trustee.

                  This Security is one of the Securities of the Corporation (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of March 11, 2002 (the "Indenture"), duly executed and delivered between the Corporation and The Bank of New York as Debenture Trustee (the "Debenture Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Debenture Trustee, the Corporation and the holders of the Securities. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed and sealed this 11th day of March, 2002.



                                COMMERCE BANCORP, INC.

                                By: ____________________________
                                         Name:
                                         Title:






CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the within-mentioned Indenture.



                                The Bank of New York,
                                not in its individual capacity but solely as Debenture Trustee


                                By____________________
                                Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

                  This Security is one of the Securities of the Corporation (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of March 11, 2002 (the "Indenture"), duly executed and delivered between the Corporation and The Bank of New York as Debenture Trustee (the "Debenture Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Debenture Trustee, the Corporation and the holders of the Securities. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  1. Redemption. Upon the occurrence and continuation of a Special Event, the Corporation shall have the right, at any time following the occurrence of such Special Event, to redeem this Security in whole (but not in part) at the Redemption Price.

                  In addition, the Corporation shall have the right to redeem this Security, in whole or in part, on one or more occasions (i) at any time on or after March 11, 2005 if the Closing Price of the Corporation's Common Stock for 20 Trading Days in a period of 30 consecutive Trading Days ending on the Trading Day prior to the mailing of the notice of redemption exceeds 120% of the then prevailing Conversion Price, or (ii) at any time on or after March 11, 2012, in any case, upon not less than 20 days and not more than 60 days' notice, at the Redemption Price.

                  The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or at such earlier time as the Corporation determines, provided, that the Corporation shall deposit with the Debenture Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m. New York, New York time on the date such Redemption Price is to be paid. Any redemption pursuant to this paragraph will be made upon not less than 20 days nor more than 60 days notice. If the Securities are only partially redeemed by the Corporation pursuant to an optional redemption described in the preceding paragraph, the particular Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption, provided, however, that with respect to Securityholders that would be required to hold Securities with an aggregate principal amount of less than $5,000 but more than an aggregate principal amount of zero as a result of such pro rata redemption, the Corporation shall redeem Securities of each such Securityholder so that after such redemption such Securityholder shall hold Securities either with an aggregate principal amount of at least $5,000 or such Securityholder no longer holds any Securities and shall use such method (including, without limitation, by lot) as the Corporation shall deem fair and appropriate, provided, further, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder thereof and may be made by making such adjustments as the Corporation deems fair and appropriate in order that only Securities in denominations of $50 or integral multiples thereof shall be redeemed.

                  In the event of redemption of this Security in part only, a new Security or Securities for the portion hereof that has not been redeemed will be issued in the name of the holder hereof upon the cancellation hereof.

                  Notwithstanding the foregoing, any redemption of Securities by the Corporation shall be subject to the Corporation obtaining the prior approval of the Corporation's primary federal regulator, if required by applicable law or regulation, and the receipt of any other required regulatory approvals.

                  2. Conversion. (a) Subject to and upon compliance with the provisions of Article XVII of the Indenture, the Securities are convertible, at the option of the Securityholder, at any time on and after the occurrence of any of the events described in paragraph (b) below, and before 5:00 pm, New York, New York time, on the Business Day immediately preceding the date of repayment of such Securities, whether at stated maturity or upon redemption, into fully paid and nonassessable shares of Common Stock at an initial conversion ratio of
0.9478 shares of Common Stock for each $50 in aggregate principal amount of Securities (equal to an initial conversion price of $52.7537 per share of Common Stock), subject to adjustment as described in the Indenture. A Securityholder may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying (x) the quotient obtained by dividing the principal amount of the Securities to be converted by $50 by (y) the Conversion Ratio. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at 5:00 p.m., New York, New York time on the Business Day immediately preceding the corresponding redemption date, unless the Corporation defaults in making the payment due upon redemption.

                  (b) A Holder's right to convert its Securities will arise only upon the occurrence of any of the following:

                           (i) If, as of the last day of any calendar quarter
beginning with the quarter ending June 30, 2002, the Closing Price of the Corporation's Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such quarter is more than 110% of the Conversion Price in effect on the last day of such quarter, then on and after the first day of the following quarter, Holders may surrender their Securities for conversion into shares of the Corporation's Common Stock at any time at their option until 5:00 p.m., New York, New York time, on the Business Day immediately preceding the stated Maturity Date or earlier Redemption Date. If the Securities become convertible pursuant to this provision, they will remain convertible regardless of future changes in the Closing Prices of the Corporation's Common Stock.

                           (ii) Holders may also surrender a Security for
conversion at any time when the credit rating assigned to the Preferred Securities or the Securities (in the event that the Securities have been distributed to the holders of the Preferred Securities) by Moody's Investors Service, Inc. or its successors ("Moody's") is at or below Ba1 (or its equivalent under any successor ratings categories of Moody's).

                           (iii) Holders may surrender for conversion a Security
that has been called for redemption at any time prior to 5:00 p.m., New York, New York time, on the Business Day immediately preceding the date of redemption, even if such Security is not otherwise convertible at that time.

                           (iv) In the event that the Corporation becomes a
party to transactions described in Section 17.04 of the Indenture (each, a "business consolidation transaction"), then the holders of outstanding Securities will have the right to surrender their Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such business consolidation transaction. At and after the effective date of such business consolidation transaction, each Security shall be convertible into the kind and amount of securities, cash or other property receivable upon the consummation of such business consolidation transaction by a holder of the number of shares of the Corporation's Common Stock issuable upon conversion of such Security immediately prior to such business consolidation transaction.

                           (v) Holders of outstanding Securities shall have the
right to surrender their Securities for conversion upon a "change of control" of the Corporation as defined in the Indenture.

                  (c) To convert all or a portion of the Securities, the Securityholder thereof shall deliver to the Conversion Agent an irrevocable Conversion Request setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Securityholder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are in certificate form, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Corporation or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Securities which shall be converted into Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security), and (ii) to immediately convert such Securities, on behalf of such Securityholder, into Common Stock pursuant to Article XVII of the Indenture and, if such Preferred Securities are in certificate form, surrendering such Preferred Securities, duly endorsed or assigned to the Corporation or in blank.

                  (d) Except as described in this paragraph, no distribution will be payable on Securities surrendered for conversion with respect to any Interest Payment Date subsequent to the date of conversion and neither the Trust nor the Corporation shall make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Interest, whether or not in arrears, on Securities surrendered for conversion. If any Securities are surrendered for conversion between the period from 5:00 p.m., New York, New York time, on any record date through and including the related Interest Payment Date, the Securities surrendered for conversion must be accompanied by payment in next day funds of an amount equal to the Interest payment which the registered holder on such record date is to receive, and such Securityholder shall be entitled to receive the Interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted, notwithstanding the conversion thereof prior to such Interest Payment Date. The previous sentence shall not apply in the case of Securities called for redemption on a redemption date between a record date and a related Interest Payment Date and in the case of any

Securities surrendered for conversion after such Securities have been called for redemption during an Extended Interest Payment Period, in which event Interest with respect to such Securities shall be payable to the extent provided in the Indenture. Except as otherwise set forth above in this paragraph, in the case of any Security which is converted, Interest which is payable after the date of conversion of such Security shall not be payable, and the Corporation shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid Interest on the Securities being converted, which shall be deemed to be paid in full.

                  (e) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, the Corporation shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn shall make such payment, if any, to the Securityholder or the holder of the Preferred Securities so converted

                  (3) Acceleration. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  (4) Modification and Waiver. The Indenture contains provisions permitting the Corporation and the Debenture Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, thereby (i) change the Maturity Date of any Security, or reduce the principal amount of, or any installment of principal of or Interest on the Securities; (ii) reduce the rate or extend the time of payment of Interest; (iii) change any of the provisions of
Article XIV of the Indenture relating to redemption; (iv) make the principal of, or Interest payment on, the Securities payable in any coin or currency other than that provided in the Indenture; (v) change any obligation of the Corporation to maintain an office or agency in the places and for the purposes required by the Indenture or change the place of payment where the Securities or any premium or Interest payment thereon is payable; (vi) impair or affect the right of any holder of Securities to institute suit for the payment of the Securities as provided in the Indenture; (vii) reduce the percentage of the principal amount of the Securities required to consent to modify or amend the Indenture or for any waiver of compliance with provisions of the Indenture as stated in the Indenture or for waiver of Defaults as stated in the Indenture;
(viii) make any change adverse to a Holder with respect to the subordination provisions of Article XV of the Indenture; or (ix) modify any of the foregoing provisions; provided, however, that if the Securities are held by the Trust, no such modification or amendment referred to in clauses (i) through (ix) shall be effective until the holders of not less than a majority of the aggregate liquidation amount of the Trust Securities shall have consented to such modification or amendment; and provided, further, that where a consent under the Indenture would require the consent of the Securityholders of more than a majority of the principal amount of the Securities, such modification or amendment shall not be effective until the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities shall have consented to such modification or amendment. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of all of the holders of the Securities, prior to any declaration accelerating the maturity of the Securities, to waive any past Default or Event of Default and its consequences, except a Default in the payment of the principal of or premium, if any, or Interest on any of the Securities or a Default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

                  (5) No Impairment. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and Interest on this Security at the time and place and at the rate and in the money herein prescribed.

                  (6) Extension of Interest Payment Period. So long as the Corporation is not in Default in the payment of Interest on the Securities, the Corporation shall have the right, at any time and from time to time during the term of the Securities, to defer payments of Interest by extending the interest payment period of such Securities for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such extension period (an "Extended Interest Payment Period"), during which Extended Interest Payment Period no Interest shall be due and payable; provided that no Extended Interest Payment Period shall end on a date other than an Interest Payment Date or extend beyond the Maturity Date or, with respect to any Securities called for redemption, the Redemption Date with respect to such Securities. At the end of any Extended Interest Payment Period, the Corporation shall pay all Interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extended Interest Payment Period, the Corporation may further defer payments of Interest by further extending such Extended Interest Payment Period, provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period,
(i) shall not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extended Interest Payment Period, (ii) shall not end on any date other than an Interest Payment Date, and (iii) shall not extend beyond the Maturity Date of the Securities or, with respect to any Securities called for redemption, the Redemption Date with respect to such Securities. Upon the termination of any such Extended Interest Payment Period and the payment of all accrued and unpaid Interest and any additional amounts then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements.

                  (7) Limitation on Dividends. The Corporation will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock, (b) any declaration of a dividend in connection with the implementation of a shareholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Trust Securities Guarantee, (d) a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional shares resulting from a reclassification of the Corporation's capital stock, (f) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged and (g) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans), if at such time (1) an event has occurred with the giving of notice or the lapse of time, or both, would constitute an Event of Default and the Corporation has not taken reasonable steps to cure the event, (2) the Corporation shall be in default with respect to its payment obligations under the Trust Securities Guarantee or (3) the Corporation shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.01 and any such extension shall be continuing.

                  (8) Liquidation of Trust. Subject to the receipt of any required regulatory approval, the Corporation will have the right at any time to liquidate the Trust and cause the Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.

                  (9) Denominations, Transfer and Exchange. The Securities are issuable only in registered form without coupons in minimum denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in New York, New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation or the Debenture Trustee duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  [Global Note Insert:

                  The aggregate principal amount of the Securities in global form (the term global form shall also refer to the aggregate principal amount of the Securities held by the Property Trustee on behalf of the Trust) represented hereby may from time to time be reduced to reflect conversions or redemptions of a part of this Security in global form or cancellations of a part of this Security in global form, in each case, and in any such case, by means of notations on the Global Security Transfer Schedule on the last page hereof. Notwithstanding any provision of this Security to the contrary, conversions or redemptions of a part of this Security in global form and cancellations of a part of this Security in global form, may be effected without the surrendering of this Security in global form, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers are made by the Trustee, or the Depositary (or the Property Trustee) at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Security in a global form resulting therefrom or as a consequence thereof.]

                  (10) Persons Deemed Owners. Prior to due presentment for registration of transfer of this Security, the Corporation, the Debenture Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the security registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) Interest due hereon and for all other purposes, and neither the Corporation nor the Debenture Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

                  (11) No Recourse Against Others. No recourse shall be had for the payment of the principal of or premium, if any, or Interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Corporation or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  (12) Indenture; Trust Indenture Act of 1940. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as amended by the Trust Indenture Reform Act of 1990, as in effect on the date hereof or, from and after the date that the Indenture shall be qualified thereunder, as in effect on such date. This Security is subject to all such terms, and the holder of this Security is referred to the Indenture and said Act for a statement of them. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Corporation will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Commerce Bancorp, Inc., Commerce Atrium, 1701 Route 70 East, Cherry Hill, New Jersey 08034-5400, Attention: C. Edward Jordan, Jr.

                  (13) Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act). All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  (14) Governing Law. THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                               CONVERSION REQUEST

To: Commerce Bancorp, Inc.

The undersigned owner of these Securities hereby irrevocably exercises the option to convert these Securities, or the portion below designated, into Common Stock (as such term is defined in the Indenture, dated March 11, 2002, between Commerce Bancorp, Inc. and The Bank of New York, as Debenture Trustee (the "Indenture") in accordance with the terms of the Indenture).

The undersigned does also hereby direct that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities and agrees to appoint the Conversion Agent for the purpose of effecting the conversion of the Securities into shares of Common Stock.

Date: ______________   Principal Amount of Securities to be converted: _________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

                         _____________________________

                         _____________________________

                         _____________________________


(Sign exactly as your name appears on the other side of this certificate) (for conversion of definitive Securities only)

Please print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number.

                         _____________________________

                         _____________________________

                         _____________________________


Signature Guarantee:*
                      ----------------------------------------------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers $_________ principal amount of this Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)


and irrevocably appoints________________________________________________________
________________________________________________________________________________
_______________________________ agent to transfer this Security on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee*: ___________________________________


*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended).

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF RESTRICTED SECURITIES

This certificate relates to $_____________ principal amount of Securities held in (check applicable space) ____ book-entry or ____ definitive form by the undersigned.

          (A) The undersigned has requested the Trustee by written order to exchange or register the transfer of Securities.

          (B) The undersigned confirms that such Securities are being (check one box below):

                (1)  [ ]   transferred to Commerce Bancorp, Inc. or a Subsidiary
                           thereof; or

                (2)  [ ]   transferred pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933; or

                (3)  [ ]   transferred pursuant to an available exemption from
                           the registration requirements of the Securities Act of 1933; or

                (4)  [ ]   transferred pursuant to an effective registration
                           statement under the Securities Act.

                Unless the box below is checked, the undersigned confirms that such Securities are not being transferred to an "affiliate" of the Commerce Bancorp, Inc. as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

                (5)  [ ]   The transferee is an Affiliate of Commerce Bancorp,
                           Inc.

Unless one of the boxes in (B) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box
(2) or (3) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


_____________________________
Signature

Signature Guarantee:*

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing these Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:                                Signature:
       --------------------                      -------------------------------
                                      Print name:
                                      Print title:

                             Schedule A to Exhibit A

                          Global Note Transfer Schedule

                 Changes to Principal Amount of Global Security


===================================================================================================================
                                                                                            Authorized Signature
                Principal Amount of Securities by     Remaining Principal Amount of this    of officer of Trustee
                which this Global Security Is to                Global Security             or Depositary or
     Date       Be Reduced and Reason for Reduction           (following decrease)          Property Trustee
--------------- ------------------------------------ -------------------------------------- -----------------------


--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

--------------- ------------------------------------ -------------------------------------- -----------------------

===================================================================================================================

         Schedule to be maintained by Trustee, or Depositary or Property Trustee in cooperation with Trustee, as applicable.